          As filed with the Securities and Exchange Commission on April 26, 2000
                                                       Registration No. 33-16439
                                                                        811-5159

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                         POST-EFFECTIVE AMENDMENT NO.39                      /X/

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

                                AMENDMENT NO. 41                             /X/

                               RS INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                          388 Market Street, Suite 200
                         San Francisco, California 94111
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (800) 766-3863

                                G. RANDALL HECHT
                          c/o RS Investment Management
                          388 Market Street, Suite 200
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)

                                   Copies to:
                            TIMOTHY W. DIGGINS, ESQ.
                                  ROPES & GRAY
                             One International Place
                              Boston, MA 02110-2624

Approximate date of proposed public offering : As soon as practicable after this Amendment becomes effective.

It is proposed that this filing will become effective:
            (check appropriate box)

/ /  Immediately upon filing pursuant to paragraph (b);
/ /  On (date) pursuant to paragraph (b)
/X/  60 days after filing pursuant to paragraph (a)(1);
/ /  On (date) pursuant to paragraph (a)(1);
/ / 75 days after filing pursuant to paragraph (a)(2); or / / On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS INVESTMENT TRUST
388 Market Street, Suite 200
San Francisco, CA 94111                                               PROSPECTUS
800-766-FUND www.rsim.com                                            May 1, 2000

--------------------------------------------------------------------------------


    This Prospectus describes eleven mutual funds offered by RS Investment
Trust.



                            RS EMERGING GROWTH FUND
                           RS AGGRESSIVE GROWTH FUND
                          RS MIDCAP OPPORTUNITIES FUND
                            RS MICROCAP GROWTH FUND
                             RS VALUE + GROWTH FUND
                           RS DIVERSIFIED GROWTH FUND
                 THE INFORMATION AGE FUND-REGISTERED TRADEMARK-
                        RS GLOBAL NATURAL RESOURCES FUND
                            RS INTERNET AGE FUND-TM-
                                RS PARTNERS FUND
                            THE CONTRARIAN FUND-TM-



    You can call RS Investment Management at (800) 766-FUND to find out more about the Funds. This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                                   SECURITIES
OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO
                                      THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Summary information.........................................      3

    RS EMERGING GROWTH FUND.................................      3
    RS AGGRESSIVE GROWTH FUND...............................      5
    RS MIDCAP OPPORTUNITIES FUND............................      7
    RS MICROCAP GROWTH FUND.................................     10
    RS VALUE + GROWTH FUND..................................     12
    RS DIVERSIFIED GROWTH FUND..............................     14
    THE INFORMATION AGE FUND-Registered Trademark-..........     16
    RS GLOBAL NATURAL RESOURCES FUND........................     19
    RS INTERNET AGE FUND-TM-................................     22
    RS PARTNERS FUND........................................     24
    THE CONTRARIAN FUND-TM-.................................     26

Fees and expenses...........................................     29

Other investment strategies and risks.......................     31

Management of the Funds.....................................     36

Portfolio managers..........................................     37

How the Funds' shares are priced............................     39

How to purchase shares......................................     40

How to sell shares..........................................     41

Exchanges...................................................     43

Dividends and distributions.................................     43

Taxes.......................................................     43

Distribution arrangements and Rule 12b-1 fees...............     44

Financial highlights........................................     45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SUMMARY INFORMATION

    Objective, Principal Investment Strategies, and Principal Risks.

RS EMERGING GROWTH FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Capital appreciation.


- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in smaller, rapidly growing emerging companies. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with proprietary advantages. RS Investment Management, Inc. ("RSIM, Inc.") typically considers a number of factors in evaluating potential investments, including, for example, whether the company has a distinct proprietary element; whether it is gaining market share; whether it is earning superior margins or experiencing superior profitability; and whether it has a strong management team. RSIM, Inc. may consider selling a security for the Fund if the issuer's growth rate deteriorates or its performance otherwise disappoints, if the price of the security attains RSIM, Inc.'s price target or otherwise appears relatively high to RSIM, Inc., or if there is an unfavorable change in the issuer's management or corporate plans or if institutional ownership of the security increases substantially.



- PRINCIPAL INVESTMENTS. The Fund invests in a diversified portfolio of equity securities (principally common stocks) of companies that RSIM, Inc. believes have the potential for more rapid growth than the overall economy. The Fund normally invests at least 65% of its assets in such emerging growth companies. Although the Fund may invest in companies of any size, it is likely under current market conditions that a substantial amount of its investments will be in companies with market capitalizations of $1.5 billion or less. The Fund will likely invest a portion of its assets in technology and Internet-related companies.


-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, Inc., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - OVERWEIGHTING. Overweighting investments in certain sectors or industries of the U.S. stock market increases risk that the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.


    - SMALL COMPANIES. The Fund invests in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.



    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       and market a particular technology successfully, or of technology or Internet-related investments generally.


    - PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last ten calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1990                 9.57
1991                58.69
1992                -2.55
1993                 7.22
1994                 7.96
1995                20.31
1996                21.53
1997                18.54
1998                28.02
1999               182.56


During the periods shown above, the highest quarterly return was 75.17% for the quarter ended December 31, 1999, and the lowest was -23.37% for the quarter ended September 30, 1998.


                                     TABLE



 AVERAGE ANNUAL TOTAL RETURNS (FOR
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
RS Emerging Growth Fund                  182.56%           44.36%           28.52%
Russell 2000 Growth Index*                43.09%           18.99%           13.51%


* The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


RS AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------


-  INVESTMENT OBJECTIVE.  Capital appreciation.



- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in companies of any size that RSIM, L.P. believes offer the potential for significant increases in value. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with proprietary advantages.



    RSIM, L.P. typically considers a number of factors in evaluating a potential investment, including, for example, whether the company has a distinct proprietary element; whether it is gaining market share; whether it is earning superior margins or experiencing superior profitability or whether its incremental margins have potential to show improving returns; whether it participates in an emerging space with a large market opportunity; and whether it has a strong management team. RSIM, L.P. may consider selling a security for the Fund if the issuer's growth rate deteriorates or its performance otherwise disappoints, if the price of the security attains RSIM, L.P.'s price target or otherwise appears relatively high to RSIM, L.P., or if there is an unfavorable change in the issuer's management or corporate plans or if institutional ownership of the security increases substantially.



    The Fund may sell securities short if RSIM, L.P. expects the value of the securities to decline.



- PRINCIPAL INVESTMENTS. The Fund invests principally in common stocks, but may also invest any portion of its assets in preferred stocks and warrants. The Fund will likely invest a portion of its assets in technology and Internet-related companies.



-  PRINCIPAL RISKS.



    -    It is possible to lose money on an investment in the Fund.



    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities markets in general.



    - OVERWEIGHTING Overweighting investments in certain sectors or industries of the U.S. stock market increases the risk that the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.



    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, or the prospects of a company to develop and market a particular technology successfully, or of technology or Internet-related investments generally.



    - SMALL COMPANIES. Although the Fund may invest its assets in companies of any size, it is likely that some portion of the Fund's assets will be invested in smaller companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuer's earnings potential or assets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    - SHORT SALES AND SHORT POSITIONS. The Fund may sell securities short and may take short positions on broad securities market indexes, such as the Standard & Poor's 500 Index. The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when RSIM, L.P. anticipates that the price of the security will decline. The Fund may sell futures contracts and related options on a broad market index if RSIM, L.P. expects a broad market decline. Short positions may result in a loss if the market price of the security or index in question increases between the date when the Fund enters into the short position and the date on which the Fund closes the short position. The Fund may enter into short sales on securities with a value of up to 25% of the Fund's total assets.



    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates. RSIM, L.P. anticipates that the portfolio turnover rate for the Fund's first full year of operation will not exceed 200%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term total return.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in equity and debt securities of mid-cap companies-- with market capitalizations from $1.5 billion up to $10 billion-- that offer the potential for capital appreciation and/or current income.

   In selecting investments for the Fund, RSIM, L.P. may look to see whether the company has a superior management team; whether the company has experienced or has the potential for superior earnings per share momentum; and whether there is a possible catalyst that has the potential to drive earnings and valuations higher (for example, new management, a new product launch). RSIM, L.P. may consider selling a security for the Fund if the stock price declines substantially below the purchase price, if the price of the security attains RSIM, L.P.'s price target or otherwise appears relatively high to RSIM, L.P., if the company's business fundamentals turn negative in RSIM, L.P.'s view, or if RSIM, L.P. believes that another investment offers a better opportunity.


- PRINCIPAL INVESTMENTS. The Fund normally invests a majority of its assets in common and preferred stocks, convertible securities, bonds, and notes. The Fund will normally invest in equity securities that typically pay relatively low dividends, and in convertible securities and preferred stocks, which offer current income and the potential for capital appreciation upon conversion. The Fund under normal circumstances invests at least 65% of its assets in mid-cap companies. The Fund will likely invest a portion of its assets in technology and Internet-related companies.


-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - DEBT SECURITIES. The Fund's investments in debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, the value of the Fund's debt securities is likely to fall. This risk is generally greater for debt securities with longer maturities. Debt securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations.

    - MID-CAP COMPANIES. The Fund invests in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies. Mid-cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about mid-cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - CONVERTIBLE SECURITIES. "Convertible" securities include corporate bonds, debentures, notes, or preferred stocks that can be converted into (that is, exchanged for) common stock or other equity securities of the same or a different issuer, and other securities, such as warrants, that also provide an opportunity for equity participation. As a result, convertible securities are subject to the risks of investment generally in debt securities and to the risks of investment in equity securities, as well.


    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       and market a particular technology successfully, or of technology and Internet-related investments generally.


    - PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART


    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last four calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1996               24.16
1997               22.40
1998               11.65
1999               56.12


During the periods shown above, the highest quarterly return was 33.16% for the quarter ended December 31, 1999, and the lowest was -13.53% for the quarter ended September 30, 1998.


                                     TABLE



 AVERAGE ANNUAL TOTAL RETURNS (FOR                     SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR       (7/12/95)
RS MidCap Opportunities Fund             56.12%            27.62%
Russell Midcap Growth Index*             51.29%            25.38%


* The Russell Midcap Growth Index is an unmanaged market capitalization-weighted index which measures the performance of those Russell Midcap companies (defined as the 800 smallest companies in the Russell 1000 Index) with a higher than average growth orientation as determined by price-to-book ratios and forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS MICROCAP GROWTH FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term capital appreciation.


- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in "micro-cap" companies with market capitalizations of $750 million or less at the time of investment that, in RSIM, L.P.'s opinion, have potential for long-term capital appreciation. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and Internet-related companies.


    In selecting investments for the Fund, RSIM, L.P. looks for companies with sustainable revenue and earnings growth; companies that have a sustainable competitive advantage, superior financial characteristics, and strong management; and companies that are underfollowed by Wall Street analysts. The Fund may sell a stock when RSIM, L.P. no longer believes that a company provides these advantages or that the stock's price fully reflects what RSIM, L.P. believes to be the company's value.

- PRINCIPAL INVESTMENTS. The Fund invests primarily in equity securities, including common and preferred stocks, and warrants and securities convertible into common or preferred stocks. The Fund under normal circumstances invests at least 65% of its assets in "micro-cap" companies.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.


    - MICRO-CAP AND SMALL COMPANIES. The Fund invests primarily in micro-cap and small companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may be more volatile than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


    - SHORT SALES. Short sales may result in a loss if the value of the security sold short increases between the date when the Fund enters into the short sale and the date on which the Fund closes the short sale.

    - OVERWEIGHTING. Overweighting investments in certain sectors or industries of the U.S. stock market increases risk that the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.


    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART


    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last three calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1997               30.45
1998               -0.63
1999               56.66


During the periods shown above, the highest quarterly return was 34.90% for the quarter ended December 31, 1999, and the lowest was -24.58% for the quarter ended September 30, 1998.


                                     TABLE



 AVERAGE ANNUAL TOTAL RETURNS (FOR                     SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR       (8/15/96)
RS MicroCap Growth Fund                  56.66%            26.86%
Russell 2000 Growth Index*               43.09%            18.43%


* The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS VALUE + GROWTH FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in equity securities of mid- and large-capitalization companies (with market capitalizations greater than $1.5 billion). In selecting investments for the Fund, the primary emphasis of Elijah Asset Management, LLC, sub-advisor to the Fund, is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price.


   Elijah Asset Management seeks to identify stocks that are undervalued relative to their growth prospects. For example, Elijah Asset Management may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. The Fund may sell a security if Elijah Asset Management determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if Elijah Asset Management believes that another investment offers a better opportunity. The Fund may invest in securities of larger and smaller companies. The Fund may also sell stocks short that Elijah Asset Management believes are relatively overvalued. The Fund will likely invest a portion of its assets in technology and Internet-related companies.


- PRINCIPAL INVESTMENTS. The Fund invests primarily in growth companies with favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Elijah Asset Management, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - SHORT SALES. Short sales may result in a loss if the value of the security sold short increases between the date when the Fund enters into the short sale and the date on which the Fund closes the short sale.

    - OVERWEIGHTING. Overweighting investments in certain sectors or industries of the U.S. stock market increases risk that the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.


    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.


    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART


    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last seven calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1993               21.57
1994               23.11
1995               42.70
1996               14.12
1997               13.81
1998               27.44
1999               28.43


During the periods shown above, the highest quarterly return was 24.07% for the quarter ended December 31, 1998, and the lowest was -14.65% for the quarter ended December 31, 1995.


                                     TABLE



 AVERAGE ANNUAL TOTAL RETURNS (FOR                                      SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR   PAST FIVE YEARS      (5/12/92)
RS Value + Growth Fund                   28.43%            24.85%            23.43%
Russell 1000 Growth Index*               33.16%            32.41%            22.40%


* The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  To seek long-term capital growth.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in small-capitalization value and growth companies across a broadly diversified mix of industry sectors and companies. The Fund invests primarily in stocks of companies with market capitalizations of up to $1.5 billion, but may invest in securities of larger companies.

    In selecting investments for the Fund, RSIM, L.P. may look to see whether the company has a superior management team; whether the company has experienced or has the potential for superior earnings per share momentum; and whether there is a possible catalyst that has the potential to drive earnings and valuations higher (for example, new management, a new product launch). RSIM, L.P. may consider selling a security for the Fund if the stock price declines substantially below the purchase price, if the price of the security attains RSIM, L.P.'s price target or otherwise appears relatively high to RSIM, L.P., if the company's business fundamentals turn negative in RSIM, L.P.'s view, or if RSIM, L.P. believes that another investment offers a better opportunity.


- PRINCIPAL INVESTMENTS. The Fund invests principally in common and preferred stocks and warrants. The Fund will likely invest a portion of its assets in technology and Internet-related companies.


-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.


    - SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. They may be recently organized, without proven records of success. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.



    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.


    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART


    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last three calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1997                29.45
1998                16.28
1999               150.21


During the periods shown above, the highest quarterly return was 62.94% for the quarter ended December 31, 1999, and the lowest was -16.25% for the quarter ended September 30, 1998.


                                     TABLE



 AVERAGE ANNUAL TOTAL RETURNS (FOR                     SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR       (8/1/96)
RS Diversified Growth Fund               150.21%           57.08%
Russell 2000 Index*                       21.26%           15.87%


* The Russell 2000 Index is an unmanaged market capitalization-weighted index composed of 2,000 U.S. companies with an average market capitalization of $467 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION AGE FUND-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund primarily invests in the information technology industry sector.

    - Companies in the information technology industries include companies that Elijah Asset Management considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

        - Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

        -   Telecommunications products and services.

        - Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

        -   Data processing products and services.

        - Financial services companies that collect or disseminate market, economic, and financial information.

        - Internet companies and other companies engaged in, or providing products or services for, e-commerce.

    - A particular company will be considered to be principally engaged in the information technology industries if at the time of investment Elijah Asset Management determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in the information technology industries if Elijah Asset Management considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

    In selecting stocks for the Fund, Elijah Asset Management looks at a company's valuation relative to its potential long-term growth rate. Elijah Asset Management may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. The Fund may sell a security if Elijah Asset Management determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if Elijah Asset Management believes that another investment offers a better opportunity.

- PRINCIPAL INVESTMENTS. The Fund invests principally in common stocks, but may also invest any portion of its assets in preferred stocks and warrants. The Fund normally invests at least 65% of its assets in the information technology sector.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Elijah Asset Management, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - CONCENTRATION. Because the Fund's investments are concentrated in the information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries.

    - INFORMATION TECHNOLOGY INVESTMENTS. The Fund's investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.


    - SMALL COMPANIES. The Fund may invest in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART


    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last four calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1996                26.72
1997                 6.15
1998                52.20
1999               126.22


During the periods shown above, the highest quarterly return was 59.77% for the quarter ended December 31, 1999, and the lowest was -21.73% for the quarter ended December 31, 1997.


                                     TABLE



    AVERAGE ANNUAL TOTAL RETURNS (FOR                      SINCE INCEPTION
    PERIODS ENDING DECEMBER 31, 1999)      PAST ONE YEAR     (11/15/95)
The Information Age
Fund-Registered Trademark-                    126.22%          42.43%
Pacific Stock Exchange Technology Index*      116.40%          45.70%


* The Pacific Stock Exchange Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in securities of issuers in the natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States. The Fund may also sell a security short if RSIM, L.P. expects its market price to decline.

    - Companies in the natural resources industries include companies that RSIM, L.P. considers to be principally engaged in the discovery, development, production, or distribution of natural resources, the development of technologies for the production or efficient use of natural resources, or the furnishing of related supplies or services. Natural resources include, for example, energy sources, precious metals, forest products, real estate, nonferrous metals, and other basic commodities.

    -    Companies in the natural resources industries may include, for example:

        - Companies that participate in the discovery and development of natural resources from new or conventional sources.

        - Companies that own or produce natural resources such as oil, natural gas, precious metals, and other commodities.

        - Companies that engage in the transportation, distribution, or processing of natural resources.

        - Companies that contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control.

        - Companies that provide related services such as mining, drilling, chemicals, and related parts and equipment.

    - A particular company will be considered to be principally engaged in the natural resources industries if at the time of investment RSIM, L.P. determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in the natural resources industries if RSIM, L.P. considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

    In determining whether to buy or sell a security, RSIM, L.P. typically performs substantial fundamental analysis of the company and its potential for capital appreciation. RSIM, L.P. generally seeks to identify companies that produce a rate of return on capital greater than their cost of capital over a commodity cycle.

- PRINCIPAL INVESTMENTS. The Fund invests primarily in common stocks, but may also invest in preferred stocks, securities convertible into stocks, and warrants to purchase stocks. The Fund normally invests at least 65% of its total assets in securities of companies in the natural resources industries. The Fund may invest the remaining 35% of its assets in securities of companies in any industry.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - FOREIGN INVESTMENT. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Many companies engaged in the natural resources industries have substantial operations in foreign countries including emerging markets. Commodity markets and legal protections in those countries may be in the early stages of development and may provide few of the advantages or protections available in domestic markets.

    - CONCENTRATION. Because the Fund concentrates in the natural resources industries, the value of the Fund's shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries. Also, changes in regulatory policies may have a material effect on the business of companies in those industries. Prices of many natural resources are currently at historically low levels; there can be no assurance as to when, or whether, prices of those natural resources may recover.

    - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

    - SHORT SALES. Short sales may result in a loss if the value of the security sold short increases between the date when the Fund enters into the short sale and the date on which the Fund closes the short sale.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART


    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last four calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN(%)
CALENDAR YEAR END
1996                41.21
1997               -17.14
1998               -34.45
1999                22.39


During the periods shown above, the highest quarterly return was 28.04% for the quarter ended June 30, 1999, and the lowest was -22.47% for the quarter ended September 30, 1998.


                                     TABLE



 AVERAGE ANNUAL TOTAL RETURNS (FOR                     SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR      (11/15/95)
RS Global Natural Resources Fund         22.39%            (1.24)%
S&P 500 Index*                           21.03%            26.66 %


* The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS INTERNET AGE FUND-TM-
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in companies that RSIM, L.P. believes are likely to benefit substantially from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and
   (iii) other companies in any industry that RSIM, L.P. believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

    The following examples illustrate the wide range of products and services provided by companies in which the Fund may invest:

    - Computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content.

    - Telecommunications products and services including landline, satellite, and wireless technologies and any other related technology that may emerge in the future.

    - E-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce.

    - Medical products and services developed or provided through or using the Internet.

    -    Multimedia products and services.

    -    Data processing and interpretation products and services.

    -    Dissemination of market, economic, and financial information.

    The Fund may invest in companies that RSIM, L.P. believes are likely to benefit indirectly from the development of the Internet. For example, the Fund might invest in media companies RSIM, L.P. believes will benefit substantially from advertising by companies providing products or services to Internet users. As a result, the Fund's investments will not necessarily be limited to high-technology or similar companies but may include issuers in a wide range of industries.

    The Fund may invest in companies of any size. It is likely, however, that the Fund will at times invest a substantial portion of its assets in small- and mid-cap companies, if RSIM, L.P. believes that they offer the best opportunities for long-term capital appreciation. RSIM, L.P. typically considers a number of factors in evaluating a potential investment, including, for example, whether a company participates in an emerging space with a large market opportunity; whether the company has a distinct proprietary element; whether it is gaining market share; whether it is earning superior margins or experiencing superior profitability or whether its incremental margins have potential to show improving returns; and whether it has a strong management team. RSIM, L.P. may consider selling a security for the Fund if the issuer's growth rate deteriorates or its performance otherwise disappoints, if the price of the security attains RSIM, L.P.'s price target or otherwise appears relatively high to RSIM, L.P., or if there is an unfavorable change in the issuer's management or corporate plans or if institutional ownership of the security increases substantially. Because many of the markets in which the Fund invests are characterized by rapid change, frequent new entrants, and price volatility, RSIM, L.P. will trade the Fund's portfolio actively, potentially resulting in a high portfolio turnover rate.

    The Fund may sell securities short if RSIM, L.P. expects the values of those securities to decline.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

- PRINCIPAL INVESTMENTS. The Fund invests principally in common stocks, but may also invest any portion of its assets in preferred stocks and warrants. The Fund invests primarily (and will normally invest at least 65% of its assets) in companies that RSIM, L.P. believes are likely to benefit substantially from the development of the Internet.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or equities markets in general.

    - INTERNET-RELATED INVESTMENTS. Because the Fund's investments are concentrated in the securities of companies whose success may depend on the development of the Internet, the value of its shares will be especially affected by factors peculiar to those companies and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of companies. These factors might include, for example, intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of such companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

         The Fund's investments in such companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of high-technology investments generally.


    - SMALLER COMPANIES. The Fund may invest in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, with unproven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


    - SHORT SALES AND SHORT POSITIONS. The Fund may sell securities short and may take short positions on broad securities market indexes, such as the Standard & Poor's 500 Index. The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when RSIM, L.P. anticipates that the price of the security will decline. The Fund may sell futures contracts and related options on a broad market index if RSIM, L.P. expects a broad market decline. Short positions may result in a loss if the market price of the security or index in question increases between the date when the Fund enters into the short position and the date on which the Fund closes the short position. The Fund may enter into short sales on securities with a value of up to 25% of the Fund's total assets.


    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates. RSIM, L.P. anticipates that the portfolio turnover rate for the Fund's first full year of operations will not exceed 200%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS PARTNERS FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term growth.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in equity securities primarily of companies with market capitalizations of up to $1 billion that RSIM believes are undervalued. In evaluating potential investments for the Fund, RSIM employs a value methodology, combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). The Fund may invest most or all of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund.

    - In determining whether to buy or sell investments for the Fund, RSIM, L.P. will:

        -   Perform fundamental research focusing on business analysis;

        -   Observe how management allocates capital;

        - Strive to understand the unit economics of the business of the company;

        -   Key on the cash flow rate of return on capital employed;

        -   Discern the sources and uses of cash;

        -   Consider how management is compensated; and

        -   Ask how the stock market is pricing the entire company.

- PRINCIPAL INVESTMENTS. Although the Fund invests principally in common stocks, it may also invest in preferred stocks and warrants.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

    - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.


    - SMALL COMPANIES. The Fund may invest in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - NON-DIVERSIFIED FUND. Because the Fund is "non-diversified," it generally invests its assets in a more limited number of issuers than a diversified investment company. As a result, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

                       PERFORMANCE INFORMATION; BAR CHART


    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last four calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1996                43.15
1997                18.08
1998               -27.38
1999                 3.73


During the periods shown above, the highest quarterly return was 18.38% for the quarter ended March 31, 1996, and the lowest was -23.21% for the quarter ended September 30, 1998.


                                     TABLE



 AVERAGE ANNUAL TOTAL RETURNS (FOR                    SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR      (7/12/95)
RS Partners Fund                          3.73 %            6.50%
Russell 2000 Value Index*                (1.49)%           11.04%


* The Russell 2000 Value Index is an unmanaged market capitalization-weighted index composed of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CONTRARIAN FUND-TM-
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Maximum long-term growth.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests worldwide in attractively priced equity securities of growth and value companies. The Fund invests primarily in businesses that have not yet been discovered or become popular, unpopular companies with growth potential due to changed circumstances, companies that have declined in value and no longer command an investor following, and previously popular companies temporarily out of favor due to short-term factors. Although the Fund may invest in companies of any size, it may at times invest a substantial portion of its assets in smaller companies. The Fund may at times invest in companies engaged in the production, development, or sale of natural resources. The Fund is a non-diversified mutual fund.

    In determining whether to buy or sell a security, RSIM, L.P. typically performs substantial fundamental analysis of the company, to identify companies offering the potential for long-term growth but which are out of favor or have been overlooked.

    The Fund may also do the following:

    -    Sell stocks short.

    - Take positions in options and futures contracts in anticipation of a market decline or advance.

    -    Borrow money to purchase additional portfolio securities.

- PRINCIPAL INVESTMENTS. The Fund invests primarily in equity securities of domestic, multinational, and foreign companies whose potential values generally have been overlooked by other investors.

-  PRINCIPAL RISKS

    -    It is possible to lose money on an investment in the Fund.

    - CONTRARIAN INVESTING. Because the Fund takes investment positions contrary to those of most other investors, the Fund may not be able to realize what RSIM believes to be the unrecognized value in a security for a substantial period of time, if ever. It is also possible that RSIM's investment decisions will turn out to have been premature or incorrect. The Fund will not necessarily realize gains in a falling market, and it is possible for the Fund to lose money in either a rising or a falling market.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by an investment adviser, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

    - EMERGING MARKET SECURITIES. Investments in emerging markets are subject to the same risks applicable to foreign investments generally but to a greater extent. For example, the securities markets and legal systems in emerging markets may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market securities may trade in limited volume and may be illiquid. Exchanges, if any, on which they trade may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    - NON-DIVERSIFIED FUND. Because the Fund is "non-diversified," it generally invests its assets in a more limited number of issuers than a diversified investment company. As a result, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

    - FUTURES AND OPTIONS TRANSACTIONS. The Fund may lose money on futures and options transactions because, among other things, the futures and options may be illiquid or their prices may not correlate perfectly with the securities or indices underlying them or with the prices of any investments which they are intended to hedge, or because an investment adviser forecasts market or price movements incorrectly. The Fund also incurs transaction costs when it opens or closes futures or option positions.


    - SMALL COMPANIES. The Fund may invest in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. These companies have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


    - SHORT SALES AND OTHER SHORT POSITIONS. Short positions may result in a loss if the value of the security or index in question increases between the date when the Fund enters into the short position and the date on which the Fund closes the short position.

    - LEVERAGE. Borrowing money to invest in additional securities increases the Fund's market exposure and risk and may result in losses. The interest that the Fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses.

    - NATURAL RESOURCES INVESTMENTS. Prices of many natural resources are currently at historically low levels; there can be no assurance as to when, or whether, prices of those natural resources may recover.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART


    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last six calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1994                -5.52
1995                30.86
1996                21.68
1997               -29.51
1998               -32.69
1999                38.31


During the periods shown above, the highest quarterly return was 21.71% for the quarter ended June 30, 1999, and the lowest was -30.17% for the quarter ended September 30, 1998.


                                     TABLE



 AVERAGE ANNUAL TOTAL RETURNS (FOR                                      SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR   PAST FIVE YEARS      (6/30/93)
The Contrarian Fund-TM-                  38.31%             0.88%            1.54%
Morgan Stanley Capital International
All Country World Index*                 25.49%            16.76%           14.46%



* The Morgan Stanley Capital International All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):
  Maximum Sales Charge (Load) Imposed on Purchases            None
  Maximum Deferred Sales Charge (Load)                        None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends                                                 None
  Redemption Fee*                                             None
  Exchange Fee                                                None

--------------------------
* A $9.00 FEE IS CHARGED FOR REDEMPTIONS MADE BY BANK WIRE.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
                                                 EMERGING     MIDCAP          MICROCAP     VALUE +    DIVERSIFIED
                                                 GROWTH       OPPORTUNITIES   GROWTH       GROWTH     GROWTH
                                                  -----         -----           -----       -----      -----
Management Fees                                   1.00%         1.00%           1.25%       1.00%      1.00%
Distribution (12b-1) Fees                         0.25%         0.25%           0.25%       0.25%      0.25%
Other Expenses(1)(2)                              0.26%         0.37%           0.47%       0.31%      0.64%
                                                  -----         -----           -----       -----      -----
Total Annual Fund Operating Expenses(1)(2)        1.51%         1.62%           1.97%       1.56%      1.89%

Fee Waiver and/or Expense Limitations(2)(3)          --         0.02%           0.05%          --      0.00%
                                                  -----         -----           -----       -----      -----
Net Expenses(2)(3)                                1.51%         1.60%           1.92%       1.56%      1.89%



                                 INFORMATION   GLOBAL NATURAL   INTERNET                             AGGRESSIVE
                                     AGE         RESOURCES        AGE      PARTNERS   CONTRARIAN     GROWTH FUND
                                 -----------   --------------   --------   --------   -----------   -------------
Management Fees                   1.00%            1.00%         1.25%      1.25%        1.50%          1.00%
Distribution (12b-1) Fees         0.25%            0.25%         0.25%      0.25%        0.25%          0.25%
Other Expenses(1)(2)              0.35%            1.17%         0.32%      0.86%        0.68%          0.38%
                                  -----            -----         -----      -----        -----          -----
Total Annual Fund Operating
 Expenses(1)(2)                   1.60%            2.42%         1.82%      2.36%        2.43%          1.63%

Fee Waiver and/or Expense
 Limitations(2)(3)                0.01%            0.39%         0.06%      0.43%        0.02%             --
                                  -----            -----         -----      -----        -----          -----
Net Expenses(2)(3)                1.59%            2.03%         1.76%      1.93%        2.41%          1.63%


--------------------------

(1) OTHER EXPENSES FOR THE RS INTERNET AGE FUND-TM- AND RS AGGRESSIVE GROWTH FUND, WHICH HAVE NOT YET COMPLETED A FULL FISCAL YEAR, ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.



(2) OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES, FEE WAIVER AND/OR EXPENSE LIMITATIONS AND NET EXPENSES FOR THE MIDCAP OPPORTUNITIES FUND, VALUE+GROWTH FUND, DIVERSIFIED GROWTH FUND, INFORMATION AGE
FUND-REGISTERED TRADEMARK-, GLOBAL NATURAL RESOURCES FUND, PARTNERS FUND AND CONTRARIAN FUND-TM- HAVE BEEN RESTATED TO REFLECT THE EFFECT OF EXPENSE LIMITATION REIMBURSEMENTS AND ONE-TIME ACCOUNTING ADJUSTMENTS TO THE FUND'S EXPENSES IN 1999.



(3) THE NET EXPENSES SHOWN ABOVE FOR THE MIDCAP OPPORTUNITIES FUND, MICROCAP GROWTH FUND, DIVERSIFIED GROWTH FUND, INFORMATION AGE
FUND-REGISTERED TRADEMARK-, GLOBAL NATURAL RESOURCES FUND, RS INTERNET AGE FUND-TM-, PARTNERS FUND, AND CONTRARIAN FUND SHOW THE EFFECT OF EXPENSE LIMITATIONS AND/OR FEE WAIVERS IN EFFECT THROUGH DECEMBER 31, 2000 ON TOTAL ANNUAL FUND OPERATING EXPENSES. EXPENSE LIMITATIONS AND/OR FEE WAIVERS ARE IMPOSED PURSUANT TO A WRITTEN AGREEMENT BETWEEN RSIM AND THE TRUST OR PURSUANT TO A SUB-ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT BETWEEN THE TRUST AND PFPC, INC., AND MAY BE REIMBURSED BY A FUND IN SUBSEQUENT YEARS.


    Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:


                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          --------   --------   --------   --------
RS Emerging Growth Fund                     $154       $477      $  823     $1,796
RS MidCap Opportunities Fund                $163       $511      $  880     $1,916
RS MicroCap Growth Fund                     $195       $618      $1,061     $2,287
RS Value + Growth Fund                      $159       $493      $  849     $1,851
RS Diversified Growth Fund                  $192       $594      $1,020     $2,203
The Information Age                         $162       $505      $  870     $1,894
 Fund-Registered Trademark-
RS Global Natural Resources Fund            $206       $754      $1,288     $2,744
RS Internet Age Fund-TM-                    $179       $572          --         --
RS Partners Fund                            $196       $736      $1,258     $2,685
The Contrarian Fund-TM-                     $245       $757      $1,293     $2,754
RS Aggressive Growth Fund                   $166       $514          --         --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     OTHER INVESTMENT STRATEGIES AND RISKS

    In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that a Fund's Adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Adviser.

    A Fund may not achieve its objective in all circumstances and you could lose money by investing. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield.

    In the remainder of this Prospectus, each of RSIM, L.P., RSIM, Inc., Elijah Asset Management, LLC, and Eastbourne Management, L.L.C. is referred to sometimes as an "Adviser" and they are sometimes referred to collectively as the "Advisers."


    The Funds' investment strategies and the portfolio investments of many of the Funds differ from those of most other mutual funds. Each Adviser seeks aggressively to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. An Adviser may devote more of a Fund's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Fund that would be inappropriate for less aggressive mutual funds. In addition, unlike most other mutual funds, some of the Funds may engage in short sales of securities which involve special risks. Each of the Funds may hold a portion of its assets in cash or money market investments.


    All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.

    The Trustees of the Trust may change the investment objective and policies of any Fund without a vote of the shareholders unless otherwise specifically stated.

RISKS OF INVESTING IN THE FUNDS
-------------------------------------


    INVESTMENTS IN SMALLER COMPANIES. Each of the Funds may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized, and have little or no track record or success. Also, the Fund may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.


    Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when an Adviser would otherwise

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
have sold the security. It is possible that an Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund.

    FOREIGN SECURITIES. The Funds may invest in securities principally traded in foreign markets. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

    In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and a Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. Except as otherwise provided in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities.

    Each of the Funds may invest in securities of issuers in developing countries. Certain Funds may at times invest a substantial portion of their assets in such securities. Investments in developing countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in developing countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Funds may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Funds may also invest a substantial portion of their assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Funds to the credit risk of their counterparties in trading those investments. The prices of securities of issuers in developing countries are subject to greater volatility than those of issuers in many more developed countries.

    DEBT SECURITIES. Each of the Funds may invest in debt securities from time to time, if the Fund's Adviser believes investing in such securities might help achieve the Fund's objective. The MidCap Opportunities and Partners Funds may invest without limit in debt securities and other fixed-income securities. Each of the other Funds may invest in debt securities to the extent consistent with its investment policies, although the Fund's Adviser expects that under normal circumstances those Funds would not likely invest a substantial portion of their assets in debt securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The MIDCAP OPPORTUNITIES FUND, the DIVERSIFIED GROWTH FUND, and THE CONTRARIAN FUND-TM- may invest in lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which a Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

    Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See the Statement of Additional Information.

    Each of the other Funds will invest only in securities rated "investment grade" or considered by a Fund's Adviser to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. Descriptions of the securities ratings assigned by Moody's and Standard & Poor's are described in the Statement of Additional Information.

    A Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Fund's Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective. If a security's rating is reduced below investment grade, an investment in that security may entail the risks of lower-rated securities described below.


    BORROWING AND LEVERAGE. THE CONTRARIAN FUND-TM- may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases the Fund's market exposure and its risk. In addition, use of short sales by the Fund may provide the economic equivalent of the Fund's borrowing money. When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on the Adviser's ability to predict market movements correctly. The Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by the Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase the Fund's overall investment exposure and may result in losses. The amount of money borrowed by the Fund for leverage may generally not exceed one-third of the Fund's assets (including the amount borrowed).



    SHORT SALES (THE MICROCAP GROWTH FUND, VALUE + GROWTH FUND, GLOBAL NATURAL RESOURCES FUND, RS INTERNET AGE FUND-TM-, THE CONTRARIAN FUND-TM-, AND AGGRESSIVE GROWTH FUND ONLY). When a Fund's Adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.


    The Contrarian Fund-TM- may enter into short sales on securities with a value of up to 40% of the Fund's total assets. Use of short sales by a Fund may have the effect of providing the Fund with investment leverage. For a description of the effects and the risks of investment leverage, see "Borrowing and leverage" in this Prospectus. Each of the Funds other than The Contrarian Fund-TM- may enter into short sales on securities with a value of up to 25% of the Fund's total assets.


    ZERO COUPON BONDS. Any of the Funds may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.


    OPTIONS AND FUTURES. A Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Fund may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

    A Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the Statement of Additional Information.

    Transactions in options and futures contracts involve brokerage costs and may require a Fund to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

    INDEX FUTURES AND OPTIONS. A Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index futures or option transaction, the Fund realizes a gain or loss. A Fund may also buy and sell index futures and options to increase its investment return.

    RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Fund that are the subject of a hedge. The successful use by a Fund of the strategies described above further depends on the ability of its Adviser to forecast market movements correctly. Other risks arise from a Fund's potential inability to close out futures or options positions. Although a Fund will enter into an options or futures transactions only if its Adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

    Each Fund expects that its options and futures transactions generally will be conducted on recognized exchanges. A Fund may in certain instances purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such

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--------------------------------------------------------------------------------
transactions would be unable to meet their obligations to the Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

    A Fund will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

    NON-DIVERSIFICATION AND SECTOR CONCENTRATION. The PARTNERS FUND and THE CONTRARIAN FUND-TM- are "non-diversified" investment companies, and may invest their assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, an investment company, including a non-diversified investment company, generally may not invest more than 25% of its assets in the securities of any one issuer other than U.S. Government securities and other securities of certain other investment companies and, with respect to 50% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities and securities of certain other investment companies). Thus, each of those Funds may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to a Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations. At times a Fund may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. A Fund (other than the Global Natural Resources Fund, The Information Age Fund-Registered Trademark-, and RS Internet Age Fund-TM-, which typically concentrate in specific market sectors) would only concentrate its investments in a particular market sector if its Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When a Fund concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.


    HIGH-TECHNOLOGY AND THE INTERNET. Many of the Funds may invest all or a substantial portion of their assets in companies in high-technology or Internet-related sectors. Companies in those sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, and enhancements, and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Investments in these sectors may be highly volatile.



    SECURITIES LOANS AND REPURCHASE AGREEMENTS. Each of the Funds other than the Value & Growth Fund may lend portfolio securities to broker-dealers and each of the Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.


    DEFENSIVE STRATEGIES. At times, a Fund's Adviser may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, a Fund may invest in U.S. Government securities, other high-quality debt

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--------------------------------------------------------------------------------
instruments, and other securities its Adviser believes to be consistent with the Fund's best interests. If such a temporary "defensive" strategy is implemented, a Fund may not achieve its investment objective.


    PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates. The Portfolio turnover rates for each of the Funds are set forth under "Financial Highlights."


                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS
-------------------------------------

    RS Investment Management, L.P., 388 Market Street, Suite 200, San Francisco, CA 94111, is the investment adviser for each of the Funds other than the Emerging Growth Fund. RSIM, L.P., a California partnership, was formed in 1993. RS Investment Management, Inc., 40 Tower Lane, Avon Park South, Avon, Connecticut 06001 is the investment adviser for the Emerging Growth Fund.
RSIM, Inc. commenced operations in March 1986. (RSIM, L.P. and RSIM, Inc. are sometimes referred to collectively in this Prospectus as "RS Investment Management.")

    Subject to such policies as the Trustees may determine, RS Investment Management (or a Sub-Adviser to the Fund in question, as the case may be) furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. The Trust pays all expenses not assumed by RS Investment Management including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Funds' Distribution Plans.

    The Advisers place all orders for purchases and sales of the Funds' investments. In selecting broker-dealers, an Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, an Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

    RS Investment Management may at times bear certain expenses of the Funds. The Investment Advisory Agreements between the Funds and RS Investment Management permit RS Investment Management to seek reimbursement for those expenses within the succeeding two-year period, subject to any expense limitations then applicable to the Fund in question.


    ADMINISTRATIVE SERVICES. Each of the MIDCAP OPPORTUNITIES, MICROCAP GROWTH, DIVERSIFIED GROWTH, THE INFORMATION AGE-REGISTERED TRADEMARK-, RS INTERNET AGE-TM-, AGGRESSIVE GROWTH, AND GLOBAL NATURAL RESOURCES FUNDS has entered into an agreement with RSIM, L.P. pursuant to which RSIM, L.P. provides administrative services to the Fund. No fees are payable by the Funds under the agreement.


SUB-ADVISERS
-------------------------------------

    Elijah Asset Management, LLC, 100 Pine St., Suite 420, San Francisco, California 94111, a newly formed Delaware limited liability company, serves as sub-adviser to The Information Age Fund-Registered Trademark- and the Value + Growth Fund in respect of all of the assets of those Funds. Eastbourne Management, L.L.C. 1101 Fifth Avenue, Suite

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--------------------------------------------------------------------------------
160, San Rafael, California 94901, serves as a sub-adviser in respect of a portion of the assets of The Contrarian Fund-TM-. (Each of Elijah Asset Management and Eastbourne is sometimes referred to as a "Sub-Adviser.") Subject to such policies as the Trustees or RSIM, L.P. may determine, each Sub-Adviser manages such of the Fund's assets as are allocated to it in accordance with the Fund's investment objective, policies, and limitations. Each Sub-Adviser also makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for such Fund in respect of those assets.

    ELIJAH ASSET MANAGEMENT, LLC. RSIM, L.P. pays a fee to Elijah Asset Management with respect to each of The Information Age
Fund-Registered Trademark- and the Value + Growth Fund equal to 50% of the fees paid to RSIM, L.P. by such Fund pursuant to its Investment Advisory Agreement.

    Pursuant to an agreement with RSIM, L.P., Elijah Asset Management has agreed to employ Mr. Ronald Elijah as the full-time principal portfolio manager of the Value + Growth Fund and The Information Age Fund-Registered Trademark-. Previously, Mr. Elijah managed those Funds as an employee of RSIM, L.P.


    EASTBOURNE MANAGEMENT, L.L.C. RSIM, L.P. allocates a portion of The Contrarian Fund's-TM- assets for management by Eastbourne in circumstances where RSIM, L.P. believes that management of those assets by Eastbourne would be in the best interests of the Fund, such as where RSIM, L.P. believes that an increase in, or change to, the Fund's short positions might be desirable, or where it believes that long investments by the Fund might be desirable in sectors or companies where Eastbourne might offer a successful investment program. RSIM, L.P. pays a fee to Eastbourne in an amount equal to 40% of the fees paid to RSIM, L.P. under its Investment Advisory Agreement with the Fund, in respect of assets allocated to Eastbourne. Eastbourne may terminate its sub-advisory agreement at any time.



    For 1999, the Funds paid, in total, the following advisory fees (as a percentage of each Fund's average net assets):



                                   ADVISORY    CONTRACTUAL
                                  FEES PAID*      RATE
                                  ----------   -----------
RS Emerging Growth Fund             1.00%         1.00%
RS MidCap Opportunities Fund        0.94%         1.00%
RS MicroCap Growth Fund             1.25%         1.25%
RS Value + Growth Fund              1.00%         1.00%
RS Diversified Growth Fund          1.00%         1.00%
The Information Age
 Fund-Registered Trademark-         1.00%         1.00%
RS Global Natural Resources Fund    1.00%         1.00%
RS Internet Age Fund-TM-(1)         1.25%         1.25%
RS Partners Fund                    0.71%         1.25%
The Contrarian Fund-TM-             1.50%         1.50%



* The fees paid reflect expense limitations in effect during the period for certain Funds. They do not reflect reimbursements by the Funds during the year for expenses borne by RSIM in prior periods.



(1) Shares of the RS Internet Age Fund-TM- were first offered for sale on December 1, 1999. Therefore, the fees paid reflect fees for December 1 through December 31, 1999.


                               PORTFOLIO MANAGERS

    Roderick R. Berry, formerly an employee of RSIM, L.P. and now a member of Elijah Asset Management, serves as a co-portfolio manager of The Information Age Fund-Registered Trademark-. Prior to joining Elijah Asset Management, Mr. Berry was a member of the RS Investment Management research team. He has served on the management team of that Fund since its inception. Prior to joining RS Investment Management, Mr. Berry worked for USL Capital for six years as both an investment officer and a financial manager. Prior to joining USL Capital, he was the assistant product manager for interest-bearing checking at Wells Fargo Bank. From 1987-1989, Mr. Berry was president and founder of the Bay Area Optical Laboratory, Inc., a wholesale optical laboratory. He holds a B.A. in economics from Stanford University and an M.B.A. from the J.L. Kellogg School at Northwestern University.


    James L. Callinan is responsible for managing the Emerging Growth Fund's and the Aggressive Growth Fund's portfolios. Mr. Callinan is also a co-manager of RS Internet Age Fund-TM-. From

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1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Charter Financial Analyst.


    Ronald E. Elijah, formerly an employee of RSIM, L.P. and now a managing member of Elijah Asset Management, has managed the Value + Growth Fund's portfolio since that Fund's inception in April 1992. Mr. Elijah is also the portfolio manager for The Information Age Fund-Registered Trademark-. From August 1985 to January 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company LLC. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds. He holds a master's degree in economics from Humboldt State University and an M.B.A. with an emphasis in finance from Golden Gate University.

    David J. Evans is responsible for managing the portfolio of the MicroCap Growth Fund. Mr. Evans has more than fifteen years of investment research and management experience, and has been a part of the management team at RS Investment Management since 1989. Mr. Evans was an analyst and portfolio manager at CIGNA before joining RS Investment Management. He holds a B.A. from Muskingum College and an M.B.A. from the Wharton School of the University of Pennsylvania.


    Andrew P. Pilara, Jr. has been responsible for managing the Partners Fund since the Fund's inception in July 1995 and is responsible for managing the Global Natural Resources Fund. Since August 1993 he has been a member of The Contrarian Fund-TM- management team. Mr. Pilara has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary's College. Mr. Pilara served as a Trustee of the Trust from September 1997 to May 1999.


    Rainerio Reyes joined RS Investment Management in February 1994 and serves as a co-portfolio manager of the MicroCap Growth Fund. Prior to joining RS Investment Management, he was a manager in Ernst & Young's management consulting division and served clients in the retail, hotel, financial services, real estate, and business services industries. During the Aquino Administration, Mr. Reyes served as Executive Assistant to the Secretary of Transportation and Communications, Republic of the Philippines. While with the Hilton Hotels Corporation, Mr. Reyes held various management positions with the food and beverage and rooms divisions. Mr. Reyes holds a B.S. in hotel and restaurant administration from Cornell University and an M.B.A. with a major in finance from the Wharton School of the University of Pennsylvania.


    John H. Seabern serves as a co-portfolio manager of the Diversified Growth Fund. He has served on the management team of that Fund since its inception.
Mr. Seabern is also a research analyst for the MidCap Opportunities Fund. Prior to joining the MidCap Opportunities Fund, Mr. Seabern was a research analyst for The Contrarian Fund-TM-. He has been with RS Investment Management since September 1993. Prior to that time, Mr. Seabern worked at Duncan-Hurst Capital Management as a performance analyst for two years. He holds a B.S. degree in finance from the University of Colorado and is a CFA.


    John L. Wallace has been responsible for managing the MidCap Opportunities Fund since its inception in July 1995 and is responsible for managing the Diversified Growth Fund. Prior to joining RS Investment Management, Mr. Wallace was Vice President of Oppenheimer Management Corp., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.


    Catherine Baker is co-manager of RS Internet Age Fund-TM-. Ms. Baker joined the RS Investment Management research team in

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--------------------------------------------------------------------------------

March 1997 and is a member of RS Growth Equities Group. Previously, she was a Principal and Senior Analyst covering information technology and services companies at Robertson, Stephens & Co. beginning in the spring of 1995. Prior to joining Robertson, Stephens & Co., she served as an analyst at Cowen & Company. She also has previous brokerage analyst experience at J.P. Morgan Securities and industry experience at IBM as an analyst in software acquisitions. Cathy has a B.S.E. in Electrical Engineering from the University of Michigan and an M.B.A. from Carnegie-Mellon University. She is also a CFA.


    The Contrarian Fund-TM- is managed by a team of investment professionals at RS Investment Management and Eastbourne Management, L.L.C. Mr. Paul Stephens and Mr. Andrew P. Pilara, Jr. serve as senior members of the RS Investment Management team for the Fund and Mr. Rick Barry serves as a senior member of the Eastbourne team for the Fund.

                        HOW THE FUNDS' SHARES ARE PRICED

CALCULATION OF NET ASSET VALUE
-------------------------------------

    Each Fund calculates the net asset value of its shares by dividing the total value of its assets, less its liabilities, by the number of shares outstanding. Shares are valued as of 4:30 p.m. eastern time on each day the New York Stock Exchange is open. The Funds value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined in accordance with the guidelines and procedures adopted by the Trust's Board of Trustees.

    The Funds will not price their shares on days when the New York Stock Exchange is closed. The Funds expect that the days, other than weekend days, that the New York Stock Exchange will be closed are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day.

    Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even though there has not been any change in the values of such securities as quoted in such foreign currencies. All assets and liabilities of a Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of a Fund's shares is calculated. Because certain of the securities in which a Fund may invest may trade on days when such Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

    Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value are computed as of such times. Also because of the amount of time required to collect and process trading information as to large number of securities issues, the values of certain securities (such as convertible bonds) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

    During any 90-day period, the Trust is committed to pay in cash all requests to redeem

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shares by any one shareholder, up to the lesser of $250,000 and 1% of the value of a Fund's net assets at the beginning of the period. Should redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

                             HOW TO PURCHASE SHARES


    Currently, your minimum initial investment is $5,000 ($1,000 for IRA and for gift/transfer-to-minor accounts), and your subsequent investments must be at least $100 ($1 for IRA). You may obtain an Application by calling RS Funds at 1-800-766-FUND, or by writing to RS Funds at 388 Market Street, Suite 200, San Francisco, CA 94111. For more information on RS Funds IRAs, please call to request an IRA Disclosure Statement.


INITIAL INVESTMENTS
-------------------------------------

    You may make your initial investment by mail or by wire transfer as described below.


    BY MAIL: Send a completed Application, together with a check made payable to the Fund in which you intend to invest (or, if you are investing in more than one Fund, make your check payable to RS Investment Trust), to the Funds' Transfer Agent: National Financial Data Services, P.O. Box 219717, Kansas City, MO 64121-9717.



    BY OVERNIGHT MAIL: Send the information described above to: National Financial Data Services 330 West 9th Street, First Floor, Kansas City, MO 64105-1514.


    BY WIRE:

(1) Telephone National Financial Data Services at 1-800-624-8025. Indicate the name(s) to be used on the account registration, the mailing address, your social security or tax ID number, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank.

(2) Then instruct your bank to wire the specified amount, along with your account name and number to:

    State Street Bank and Trust Company
    ABA# 011 000028
    Attn.: Custody
    DDA# 99047177
    225 Franklin Street
    Boston, MA 02110
    Credit: [Name of Fund]
    For further credit:
    ---------------------------------
    (Shareholder's name)
    ---------------------------------
    (Shareholder's account #)


(3) At the same time, you MUST mail a completed and signed Application to:
    National Financial Data Services, P.O. Box 219717, Kansas City, MO 64121-9717. Please include your account number on the Application. Failure to supply a signed Application may result in backup withholding.


    You also may purchase and sell shares through certain securities brokers. Such brokers may charge you a transaction fee for this service; account options available to clients of securities brokers, including arrangements regarding the purchase and sale of Fund shares, may differ from those available to persons investing directly in the Funds. The Funds, an Adviser, or Provident Distributors, Inc. ("Provident"), the Funds' distributor, may in their discretion pay such brokers for shareholder, subaccounting, and other services.

SUBSEQUENT INVESTMENTS
-------------------------------------

    After your account is open, you may invest by mail, telephone, or wire at any time. Please include your name and account number on all checks and wires. Please use separate checks or wires for investments to separate accounts.

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--------------------------------------------------------------------------------

    AUTOBUY. The Autobuy option allows shareholders to purchase shares by moving money directly from their checking account to a Fund. If you have established the Autobuy option, you may purchase additional shares in an existing account in any amount that does not exceed the cumulative dollar value held in the account, by calling the Transfer Agent at 1-800-624-8025 and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will automatically be processed through the Automatic Clearing House
(ACH) system. Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be on the date when you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the New York Stock Exchange). There is no fee for this option. If you did not establish this option at the time you opened your account, send a letter of instruction, along with a voided check, to the Transfer Agent.

OTHER INFORMATION
ABOUT PURCHASING SHARES
-------------------------------------

    All purchases of the Funds' shares are subject to acceptance by a Fund and are not binding until accepted and shares are issued. Your signed and completed Application (for initial investments) or account statement stub (for subsequent investments) and full payment, in the form of either a wire transfer or a check, must be received and accepted by a Fund before any purchase becomes effective. Failure to include your specific Fund and account information may delay processing of purchases. Purchases of Fund shares are made at the net asset value next determined after the purchase is accepted. See "How the Funds' Shares are Priced." Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the New York Stock Exchange, normally 4:00 p.m. eastern time.

    All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the U.S. Third-party checks will not be accepted as payment for purchases. If your purchase of shares is canceled due to non-payment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or the Transfer Agent. Each Fund can redeem shares to reimburse it or the Transfer Agent for any such loss.

    Each Fund reserves the right to reject any purchase, in whole or in part, and to suspend the offering of its shares for any period of time and to change or waive the minimum investment amounts specified in this Prospectus.

    No share certificates will be issued, except that certificates for shares of the Emerging Growth Fund will be issued upon written request to the Transfer Agent.

                               HOW TO SELL SHARES

    You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day by following one of the procedures explained below.

REDEMPTIONS BY MAIL
-------------------------------------

    You may redeem your shares of a Fund by mailing a written request for redemption to the Transfer Agent that:

(1) states the number of shares or dollar amount to be redeemed;

(2) identifies your Fund and account number; and

(3) is signed by you and all other owners of the account exactly as their names appear on the account.

    If you request that the proceeds from your redemption be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may

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--------------------------------------------------------------------------------
be required to supply additional documents which support their authority to effect a redemption.

REDEMPTIONS BY TELEPHONE
-------------------------------------

    Unless you have indicated you do not wish to establish telephone redemption privileges (see the Account Application or call the Transfer Agent for details), you may redeem shares by calling the Transfer Agent at 1-800-624-8025 by the close of the New York Stock Exchange, normally 4:00 p.m. eastern time, on any day the New York Stock Exchange is open for business.

    If an account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Each Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. If procedures established by the Trust are not followed, the Funds and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.

    Telephone redemption is not available for shares held in IRAs. Each Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

WIRE TRANSFER OF REDEMPTIONS
-------------------------------------

    If your financial institution receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions. The Funds will forward proceeds from telephone redemptions only to the bank account or brokerage account that you have authorized in writing. A $9.00 wire fee will be paid either by redeeming shares from your account, or upon a full redemption, deducting the fee from the proceeds.

    AUTOSELL: The Autosell option allows shareholders to redeem shares from their RS Fund accounts and to have the proceeds sent directly to their checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-624-8025 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House (ACH) system. There is no fee for this option. If you did not establish this option at the time you opened your account, send a letter of instruction along with a voided check to the Transfer Agent.

GENERAL REDEMPTION POLICIES
-------------------------------------

    The redemption price per share is the net asset value per share next determined after the Transfer Agent receives the request for redemption in proper form, and each Fund will make payment for redeemed shares within seven days thereafter. Under unusual circumstances, a Fund may suspend repurchases, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. If you purchase shares of a Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to fifteen days after the Fund's receipt of the check or until the check has cleared, whichever occurs first. If you purchase shares of a Fund through the Autobuy option and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to fifteen days after your purchase of shares through the Autobuy option is accepted.

    You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent by an overnight courier service.

                                   EXCHANGES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    Shares of one Fund may be exchanged for shares of another Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state where shares of the Fund in question are qualified for sale and qualifies to purchase shares of that Fund. However, you may not exchange your investment more than four times in any twelve-month period (including the initial exchange of your investment from that Fund during the period, and subsequent exchanges of that investment from other Funds or RS money market funds during the same twelve-month period).


    Investors should note that an exchange will result in a taxable event and will generally result in a taxable gain or loss. Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days' prior notice to shareholders.

    Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Account Application or call the Funds for details), you may make exchanges by telephone.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income and net capital gains to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

    YOU MAY CHOOSE EITHER OF THE FOLLOWING DISTRIBUTION OPTIONS:

-  Reinvest your distributions in additional shares of your Fund; or

-  Receive your distributions in cash.

    All distributions will be automatically reinvested in Fund shares unless the shareholder requests cash payment on at least 10 days' prior written notice to the Transfer Agent.

                                     TAXES


    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.


    TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long shareholders have held Fund shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before an investment in a Fund (and thus were included in the price paid for the Fund shares). Distributions of gains from investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions will be taxable as described above, whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES. Any gain resulting from the sale or exchange of your shares in the Funds will also generally be subject to federal income or capital gains tax, depending on your holding period. A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

    A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders in a Fund that invests more than 50% of its assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes.

    CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

                 DISTRIBUTION ARRANGEMENTS AND RULE 12b-1 FEES

    Provident Distributors, Inc. is the principal underwriter of the Funds' shares. To compensate Provident for the services it provides and for the expenses it bears in connection with the distribution of a Fund's shares, each Fund makes payments to Provident under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each of the Funds pays Provident compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Provident may pay brokers a commission expressed as a percentage of the purchase price of shares of the Funds.

    RS Investment Management or its affiliates provide certain services to Provident in respect of the promotion of the shares of the Funds. In return for those services, Provident pays to RS Investment Management or those affiliates a portion of the payments received by Provident under the Distribution Plan. The Plan is a compensation plan.

    RS Investment Management and its affiliates or Provident, at their own expense and out of their own assets, may also provide other compensation to financial institutions in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial institutions in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial institution-sponsored special events. In some instances, this compensation may be made available only to certain financial institutions whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


    The Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an on-going basis. As a result, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

EMERGING GROWTH FUND


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                             Emerging Growth Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                               NINE
                                      YEAR          YEAR          YEAR           YEAR        MONTHS          YEAR
                                     ENDED         ENDED         ENDED          ENDED         ENDED         ENDED
                                  12/31/99      12/31/98      12/31/97       12/31/96      12/31/95       3/31/95
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                          $22.95        $18.71        $20.07         $19.21        $18.36        $18.37
Net investment
 income/(loss)                        0.14        (0.20)        (0.14)         (0.17)        (0.15)        (0.17)
Net realized and unrealized
 gain/(loss)                         40.89          5.32          3.80           4.23          2.58          2.26
-----------------------------------------------------------------------------------------------------------------
Total operations                     41.03          5.12          3.66           4.06          2.43          2.09
Distributions from net
 investment income                      --            --            --             --            --            --
Distribution from net
 realized capital gain              (3.31)        (0.88)        (5.02)         (3.20)        (1.58)        (2.10)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                             $60.67        $22.95        $18.71         $20.07        $19.21        $18.36
Total Return                       182.56%        28.02%        18.54%         21.53%        13.50%        12.01%
Net assets, end of period
 (thousands)                    $3,579,620      $403,330      $248,730       $210,404      $167,728      $182,275
Net ratio of expenses to
 average net assets                  1.51%         1.47%         1.50%          1.60%        1.64%*         1.56%
Gross ratio of expenses to
 average net assets                  1.51%         1.47%         1.50%          1.60%         1.64%         1.56%
Net ratio of net investment
 income/(loss) to average
 net assets                        (1.19)%       (1.03)%       (0.68)%        (0.83)%      (0.99)%*       (0.96)%
Gross ratio of net
 investment income/(loss)
 to average net assets             (1.19)%       (1.03)%       (0.68)%        (0.83)%       (0.99)%       (0.96)%
Portfolio turnover rate               177%          291%          462%           270%          147%          280%
-----------------------------------------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (continued)



RS INTERNET AGE FUND-TM-



The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                          RS Internet Age Fund-TM-
--------------------------------------------------------------------------------------------------------------------
                                                                                                              PERIOD
                                                                                                             12/1/99
                                                                                                             THROUGH
                                                                                                         12/31/99(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                          $10.00
Net investment income/(loss)                                                                                      --
Net realized and unrealized gain/(loss)                                                                        $2.18
--------------------------------------------------------------------------------------------------------------------
Total operations                                                                                               $2.18
Distributions from net investment income                                                                          --
Distribution from net realized capital gain                                                                       --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                $12.18
Total Return                                                                                                  21.80%
Net assets, end of period (thousands)                                                                       $103,585
Net ratio of expenses to average net assets                                                                   1.76%*
Gross ratio of expenses to average net assets                                                                  1.82%
Net ratio of net investment income/(loss) to average
 net assets                                                                                                 (1.34)%*
Gross ratio of net investment income/(loss) to average
 net assets                                                                                                  (1.40)%
Portfolio turnover rate                                                                                           2%
--------------------------------------------------------------------------------------------------------------------



Per share data has been determined by using the average number of shares outstanding throughout the period.



* ANNUALIZED.



(1) RS INTERNET AGE FUND-TM- COMMENCED OPERATIONS ON DECEMBER 1, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)


MIDCAP OPPORTUNITIES FUND



The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                     MidCap Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                                 YEAR                YEAR                YEAR                 YEAR        7/12/95
                                                ENDED               ENDED               ENDED                ENDED        THROUGH
                                             12/31/99            12/31/98            12/31/97             12/31/96    12/31/95(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                        $14.04              $13.52              $13.62               $11.24         $10.00
Net Investment income/(loss)                     0.04                0.14                0.07                 0.02             --
Net realized and unrealized
 gain/(loss)                                     6.95                1.34                2.90                 2.70           1.24
---------------------------------------------------------------------------------------------------------------------------------
Total operations                                 6.99                1.48                2.97                 2.72           1.24
Distributions:
Distributions from net investment
 income                                        (0.05)              (0.19)              (0.04)               (0.02)             --
Distribution from net realized
 capital gain                                  (5.06)              (0.77)              (3.03)               (0.32)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $15.92              $14.04              $13.52               $13.62         $11.24
Total Return                                   56.12%              11.65%              22.40%               24.16%         12.40%
Net assets, end of period
 (thousands)                                 $226,529            $183,910            $298,669             $309,775       $136,902
Net ratio of expenses to average
 net assets                                     1.59%               1.30%               1.30%                1.71%         1.94%*
Gross ratio of expenses to
 average net assets                             1.67%               1.64%               1.72%                1.76%          1.94%
Net ratio of net investment
 income/(loss) to average net
 assets                                         0.31%               1.00%               0.45%                0.18%       (0.01)%*
Gross ratio of net investment
 income/(loss) to average net
 assets                                         0.23%               0.65%               0.03%                0.13%        (0.01)%
Portfolio turnover rate                          408%                212%                236%                 212%            97%
---------------------------------------------------------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.


(1) THE MIDCAP OPPORTUNITIES FUND COMMENCED OPERATIONS ON JULY 12, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)


THE INFORMATION AGE FUND-REGISTERED TRADEMARK-



The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                               The Information Age Fund-Registered Trademark-
--------------------------------------------------------------------------------------------------------------------
                                                                                                              PERIOD
                                                              YEAR        YEAR        YEAR        YEAR      11/15/95
                                                             ENDED       ENDED       ENDED       ENDED       THROUGH
                                                          12/31/99    12/31/98    12/31/97    12/31/96   12/31/95(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $17.96      $11.80      $11.51       $9.30        $10.00
Net investment income/(loss)                                    --      (0.20)      (0.22)      (0.20)        (0.01)
Net realized and unrealized gain/(loss)                      21.72        6.36        0.95        2.68        (0.69)
--------------------------------------------------------------------------------------------------------------------
Total operations                                             21.72        6.16        0.73        2.48        (0.70)
Distributions from net investment income                        --          --          --          --            --
Distribution from net realized capital gain                 (3.89)          --      (0.44)      (0.27)            --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $35.79      $17.96      $11.80      $11.51         $9.30
Total Return                                               126.22%      52.20%       6.15%      26.72%       (7.00)%
Net assets, end of period (thousands)                     $354,636    $159,604    $118,832    $106,264       $32,826
Net ratio of expenses to average net assets                  1.68%       1.74%       1.82%       2.03%        2.13%*
Gross ratio of expenses to average net assets                1.69%       1.74%       1.82%       2.03%         2.13%
Net ratio of net investment income/(loss) to average
 net assets                                                (1.54)%     (1.55)%     (1.71)%     (1.85)%      (0.89)%*
Gross ratio of net investment income/(loss) to average
 net assets                                                (1.55)%     (1.55)%     (1.71)%     (1.85)%       (0.89)%
Portfolio turnover rate                                       182%        224%        369%        452%           89%
--------------------------------------------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.




(1) THE INFORMATION AGE FUND-REGISTERED TRADEMARK- COMMENCED OPERATIONS ON NOVEMBER 15, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (continued)



MICROCAP GROWTH FUND



The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.



                                                                              MicroCap Growth Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                                             PERIOD
                                                                   YEAR        YEAR        YEAR             8/15/96
                                                                  ENDED       ENDED       ENDED             THROUGH
                                                               12/31/99    12/31/98    12/31/97         12/31/96(1)
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $14.26      $14.35      $11.00              $10.00
Net investment income/(loss)                                         --      (0.21)      (0.19)              (0.08)
Net realized and unrealized gain/(loss)                            8.08        0.12        3.54                1.08
-------------------------------------------------------------------------------------------------------------------
Total operations                                                   8.08      (0.09)        3.35                1.00
Distributions from net investment income                             --          --          --                  --
Distribution from net realized capital gain                          --          --          --                  --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $22.34      $14.26      $14.35              $11.00
Total Return                                                     56.66%     (0.63)%      30.45%              10.00%
Net assets, end of period (thousands)                          $103,312     $94,723    $104,858              $9,464
Net ratio of expenses to average net assets                       1.92%       1.91%       1.95%              3.08%*
Gross ratio of expenses to average net assets                     1.97%       2.01%       2.60%               6.40%
Net ratio of net investment income/(loss) to average net
 assets                                                         (1.67)%     (1.46)%     (1.35)%            (2.13)%*
Gross ratio of net investment income/(loss) to average net
 assets                                                         (1.72)%     (1.56)%     (2.00)%             (5.45)%
Portfolio turnover rate                                             90%        108%        170%                 22%
-------------------------------------------------------------------------------------------------------------------



Per share data has been determined by using the average number of shares outstanding throughout the period.



* ANNUALIZED.



(1) THE MICROCAP GROWTH FUND COMMENCED OPERATIONS ON AUGUST 15, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

VALUE + GROWTH FUND


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.



                                                                      Value + Growth Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        NINE
                                             YEAR          YEAR          YEAR           YEAR          MONTHS          YEAR
                                            ENDED         ENDED         ENDED          ENDED           ENDED         ENDED
                                         12/31/99      12/31/98      12/31/97       12/31/96        12/31/95       3/31/95
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $25.92        $23.18        $24.16         $22.66          $18.25        $13.56
Net investment income/(loss)                   --        (0.25)        (0.26)         (0.24)          (0.16)        (0.18)
Net realized and unrealized
 gain/(loss)                                 7.16          6.33          3.71           3.47            4.57          5.07
--------------------------------------------------------------------------------------------------------------------------
Total operations                             7.16          6.08          3.45           3.23            4.41          4.89
Distributions from net investment
 income                                        --            --            --             --              --            --
Distribution from net realized
 capital gain                              (2.65)        (3.34)        (4.43)         (1.73)              --        (0.20)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $30.43        $25.92        $23.18         $24.16          $22.66        $18.25
Total Return                               28.43%        27.44%        13.81%         14.12%          24.16%        36.27%
Net assets, end of period
 (thousands)                             $673,900      $677,505      $752,994       $643,157      $1,140,151      $428,903
Net ratio of expenses to average net
 assets                                     1.59%         1.46%         1.44%          1.51%          1.45%*         1.68%
Gross ratio of expenses to average
 net assets                                 1.59%         1.46%         1.44%          1.51%           1.45%         1.68%
Net ratio of net investment income/
 (loss) to average net assets             (1.20)%       (0.96)%       (0.96)%        (1.06)%        (1.04)%*       (1.09)%
Gross ratio of net investment
 income/ (loss) to average net
 assets                                   (1.20)%       (0.96)%       (0.96)%        (1.06)%         (1.04)%       (1.09)%
Portfolio turnover rate                       80%          190%          228%           221%            104%          232%
--------------------------------------------------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

DIVERSIFIED GROWTH FUND


The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.



                                                                            Diversified Growth Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                                          FOR THE
                                                                     YEAR         YEAR         YEAR        PERIOD
                                                                    ENDED        ENDED        ENDED         ENDED
                                                                 12/31/99     12/31/98     12/31/97   12/31/96(1)
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $15.89       $14.04       $12.42        $10.00
Net investment income/(loss)                                           --       (0.19)       (0.17)        (0.05)
Net realized and unrealized gain/(loss)                             22.58         2.43         3.72          2.47
-----------------------------------------------------------------------------------------------------------------
Total operations                                                    22.58         2.24         3.55          2.42
Distributions from net investment income                               --           --           --            --
Distribution from net realized capital gain                        (5.48)       (0.39)       (1.93)            --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $32.99       $15.89       $14.04        $12.42
Total Return                                                      150.21%       16.28%       29.45%        24.20%
Net assets, end of period (thousands)                            $304,746      $69,031      $80,278       $59,588
Net ratio of expenses to average net assets                         1.84%        1.89%        1.94%        2.28%*
Gross ratio of expenses to average net assets                       1.89%        1.95%        2.14%         2.44%
Net ratio of net investment income/(loss) to average net
 assets                                                           (1.40)%      (1.29)%      (1.20)%      (1.05)%*
Gross ratio of net investment income/(loss) to average net
 assets                                                           (1.44)%      (1.35)%      (1.40)%       (1.21)%
Portfolio turnover rate                                              473%         403%         370%           69%
-----------------------------------------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.


(1) THE DIVERSIFIED GROWTH FUND COMMENCED OPERATIONS ON AUGUST 1, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

GLOBAL NATURAL RESOURCES FUND


The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.



                                                                Global Natural Resources Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                          YEAR                 YEAR                 YEAR                  YEAR           11/15/95
                                         ENDED                ENDED                ENDED                 ENDED            THROUGH
                                      12/31/99             12/31/98             12/31/97              12/31/96           12/31/95
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                               $7.46               $11.67               $14.29                $10.12             $10.00
Net investment
 income/(loss)                          (0.01)               (0.07)               (0.05)                (0.06)               0.02
Net realized and
 unrealized gain/(loss)                   1.68               (3.95)               (2.39)                  4.24               0.10
---------------------------------------------------------------------------------------------------------------------------------
Total operations                          1.67               (4.02)               (2.44)                  4.18               0.12
Distributions from net
 investment income                          --                   --                   --                (0.01)                 --
Distribution from net
 realized capital gain                      --               (0.19)               (0.18)                    --                 --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                                  $9.13                $7.46               $11.67                $14.29             $10.12
Total Return                            22.39%             (34.45)%             (17.14)%                41.21%              1.20%
Net assets, end of period
 (thousands)                           $22,818              $23,476              $78,371              $120,521               $792
Net ratio of expenses to
 average net assets                      2.09%                1.95%                1.81%                 1.94%             2.60%*
Gross ratio of expenses to
 average net assets                      2.42%                2.21%                1.82%                 2.16%             14.25%
Net ratio of net
 investment income/(loss)
 to average net assets                 (1.72)%              (0.69)%              (0.38)%               (0.45)%             1.84%*
Gross ratio of net
 investment income/(loss)
 to average net assets                 (2.05)%              (0.96)%              (0.38)%               (0.67)%            (9.81)%
Portfolio turnover rate                   140%                  63%                  97%                   82%                 0%
---------------------------------------------------------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

PARTNERS FUND


The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.



                                                                                   Partners Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PERIOD
                                                               YEAR        YEAR        YEAR        YEAR           7/12/95
                                                              ENDED       ENDED       ENDED       ENDED           THROUGH
                                                           12/31/99    12/31/98    12/31/97    12/31/96       12/31/95(1)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.53      $16.49      $14.60      $10.39            $10.00
Net investment income/(loss)                                 (0.04)      (0.04)        0.13        0.13              0.06
Net realized and unrealized gain/(loss)                        0.47      (4.31)        2.52        4.36              0.33
-------------------------------------------------------------------------------------------------------------------------
Total operations                                               0.43      (4.35)        2.65        4.49              0.39
Distribution from net investment income                          --      (0.38)      (0.12)      (0.06)                --
Distribution from net realized capital gain                      --      (0.23)      (0.64)      (0.22)                --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $11.96      $11.53      $16.49      $14.60            $10.39
Total Return                                                  3.73%    (27.38)%      18.08%      43.15%             3.90%
Net assets, end of period (thousands)                       $22,374     $47,936    $194,133    $127,268            $7,480
Net ratio of expenses to average net assets                   2.13%       1.88%       1.78%       1.93%            2.41%*
Gross ratio of expenses to average net assets                 2.79%       2.07%       1.78%       2.15%             5.12%
Net ratio of net investment income/(loss) to average net
 assets                                                     (1.24)%     (0.26)%       0.82%       0.95%            1.34%*
Gross ratio of net investment income/(loss) to average
 net assets                                                 (1.90)%     (0.46)%       0.82%       0.73%           (1.37)%
Portfolio turnover rate                                         84%         73%         78%        101%               71%
-------------------------------------------------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.


(1) THE PARTNERS FUND COMMENCED OPERATIONS ON JULY 12, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

THE CONTRARIAN FUND-TM-


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.



-----------------------------------------------------------------------------------------------------------------
                                                            The Contrarian Fund-TM-
                                                                                               NINE
                                     YEAR          YEAR          YEAR            YEAR        MONTHS          YEAR
                                    ENDED         ENDED         ENDED           ENDED         ENDED         ENDED
                                 12/31/99      12/31/98      12/31/97        12/31/96      12/31/95       3/31/95
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                          $7.23        $11.61        $16.57          $13.78        $10.70        $12.34
Net investment income/(loss)         0.20        (0.08)          0.00            0.00        (0.01)        (0.04)
Net realized and unrealized
 gain/(loss)                         2.57        (3.72)        (4.88)            2.99          3.09        (1.35)
-----------------------------------------------------------------------------------------------------------------
Total operations                     2.77        (3.80)        (4.88)            2.99          3.08        (1.39)
Distributions from net
 investment income                     --            --            --              --            --            --
Distribution from net
 realized capital gain                 --        (0.58)        (0.08)          (0.20)            --        (0.25)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                            $10.00         $7.23        $11.61          $16.57        $13.78        $10.70
Total Return                       38.31%      (32.69)%      (29.51)%          21.68%        28.79%      (11.23)%
Net assets, end of period
 (thousands)                     $115,911      $124,666      $398,242      $1,063,438      $507,477      $397,646
Net ratio of expenses to
 average net assets                 2.17%         2.83%         2.48%           2.46%        2.54%*         2.46%
Gross ratio of expenses to
 average net assets                 2.43%         2.83%         2.48%           2.46%         2.54%         2.58%
Net ratio of net investment
 income/(loss) to average
 net assets                       (1.17)%       (0.80)%         0.01%         (0.02)%      (0.20)%*       (0.27)%
Gross ratio of net
 investment income/(loss) to
 average net assets               (1.43)%       (0.80)%         0.01%         (0.02)%       (0.20)%       (0.39)%
Portfolio turnover rate               86%           39%           36%             44%           29%           79%
-----------------------------------------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

                       This Page Intentionally Left Blank

    The Trust's Statement of Additional Information ("SAI") dated May 1, 2000 and annual and semi-annual reports to shareholders contain additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may obtain free copies of these materials, request other information about the Funds, or make shareholder inquiries by writing to the Trust at the address below or by telephoning 1-800-766-FUND.



    The Trust, RS Investment Management, and Provident Distributors, Inc. have adopted codes of ethics which, under certain circumstances, permit personnel subject to those codes to invest in securities that may be purchased or held by the Fund. The codes of ethics of the Trust, RS Investment Management, and Provident are filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the codes of ethics, at the Securities and Exchange Commissions Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. The Commission maintains a Web site at http://www.sec.gov, which contains reports and other information about the Funds. You may also obtain copies of these materials, including the codes of ethics, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-05159.



ADDRESS CORRESPONDENCE TO:
RS Investment Management
388 Market Street, Suite 200
San Francisco, CA 94111
www.rsim.com



Shareholder Services
1-800-766-FUND


                                     [LOGO]


                              RS INVESTMENT TRUST


                                ----------------

                                   PROSPECTUS
                                ----------------


                                  MAY 1, 2000



                                 1-800-766-FUND

                                  WWW.RSIM.COM

Investment Company Act File No. 811-05159

                      STATEMENT OF ADDITIONAL INFORMATION
                               RS INVESTMENT TRUST

                             RS EMERGING GROWTH FUND
                          RS MIDCAP OPPORTUNITIES FUND
                             RS MICROCAP GROWTH FUND
                             RS VALUE + GROWTH FUND
                           RS DIVERSIFIED GROWTH FUND
                 THE INFORMATION AGE FUND-Registered Trademark-
                        RS GLOBAL NATURAL RESOURCES FUND
                            RS INTERNET AGE FUND-TM-
                                RS PARTNERS FUND
                             THE CONTRARIAN FUND-TM-
                            RS AGGRESSIVE GROWTH FUND


                                  MAY 1, 2000,



     This Statement of Additional Information ("SAI" or "Statement") is not a prospectus and should be read in conjunction with the Prospectus of RS Investment Trust (the "Trust") dated May 1, 2000, as it may be further revised from time to time. A copy of a Prospectus of the Trust can be obtained upon request made to RS Investment Management, 388 Market Street, Suite 200, San Francisco, California 94111, telephone 1-800-766-FUND.

     Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the annual report, please call 1-800-766-FUND.


                                TABLE OF CONTENTS
    CAPTION                                              PAGE
INVESTMENTS AND RISKS.....................................................B-1
THE FUNDS' INVESTMENT LIMITATIONS........................................B-13
HOW NET ASSET VALUE IS DETERMINED........................................B-34
TAXES....................................................................B-35
HOW PERFORMANCE IS DETERMINED............................................B-37
ADDITIONAL INFORMATION...................................................B-39
APPENDIX A...............................................................B-41

                                TRUST INFORMATION

     TRUST HISTORY

         RS Investment Trust (formerly, Robertson Stephens Investment Trust) was organized on May 11, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of eleven series (the "Funds") with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Diversified Growth Fund, Emerging Growth Fund, Global Natural Resources Fund, MidCap Opportunities Fund, The Information Age Fund-Registered Trademark-, MicroCap Growth Fund, RS Internet Age Fund-TM-, Value + Growth Fund and Aggressive Growth Fund is also a "diversified" investment company under the 1940 Act. This means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

     CAPITALIZATION

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.

         The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

         Shareholder of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each series vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

                              INVESTMENTS AND RISKS

         In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "The Funds' Investment Limitations" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

          RS Investment Management, L.P. ("RSIM, L.P.") serves as investment adviser to all of the Funds, except for the Emerging Growth Fund. The Emerging Growth Fund is managed by RS Investment Management, Inc. ("RSIM, Inc."). RSIM, L.P. and RSIM, Inc. are sometimes referred to in this Statement collectively as "RS Investment Management." Elijah Asset Management, LLC ("Elijah Asset Management") serves as sub-adviser to The Information Age Fund-Registered Trademark- and the Value + Growth Fund. Eastbourne Management, L.L.C. ("Eastbourne") serves as sub-adviser in respect of a portion of the assets of The Contrarian Fund.-TM- (Each of Elijah Asset Management and Eastbourne is sometimes referred to in this Statement as a "Sub-Adviser".) Each


                                       B1
     of RS Investment Management, Elijah Asset Management, and Eastbourne is sometimes referred to in this Statement as an "Adviser".

     LOWER-RATED DEBT SECURITIES

          Certain of the Funds may purchase lower-rated debt securities, sometimes referred to as "junk bonds" (those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's")). See APPENDIX A for a description of these ratings. None of the Funds intends, under current circumstances, to purchase such securities if, as a result, more than 35% of the Fund's assets would be invested in securities rated below BB or Ba.

          The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values a Fund had placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase lower rated securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

          Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund's fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Fund's Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

          Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Funds may invest are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

          Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when an Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default under such securities, a Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

          Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     OPTIONS

          The Funds may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund's use of put and call options will achieve its desired objective, and a Fund's use of options may result in losses to the Fund.

          COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

          A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

          In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

          A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

          COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

          In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

          A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

          PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

          A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

          A Fund may also purchase put and call options to attempt to enhance its current return.

          OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if its Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

          RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that an Adviser will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of an Adviser to forecast market and interest rate movements correctly.

          An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when an Adviser believes it is inadvisable to do so.

          Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of an Adviser may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

          Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

          Government regulations may also restrict the Funds' use of options.

     SPECIAL EXPIRATION PRICE OPTIONS

          Certain of the Funds may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds' profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

          LEAPS AND BOUNDS

          The Value + Growth Fund may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Right Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. BOUNDs provide a holder the opportunity to retain dividends on the underlying security while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Value + Growth Fund will not purchase these options with respect to more than 25% of the value of its net assets.

          LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

          BOUNDs are long-term options which are expected to have the same economic characteristics as covered call options, with the added benefits that BOUNDs can be traded in a single transaction and are not subject to early exercise. Covered call writing is a strategy by which an investor sells a call option while simultaneously owning the number of shares of the stock underlying the call. BOUND holders are able to participate in a stock's price appreciation up to but not exceeding a specified strike price while receiving payments equivalent to any cash dividends declared on the underlying stock. At expiration, a BOUND holder will receive a specified number of shares of the underlying stock for each BOUND held if, on the last day of trading, the underlying stock closes at or below the strike price. However, if at expiration the underlying stock closes above the strike price, the BOUND holder will receive a payment equal to a multiple of the BOUND's strike price for each BOUND held. The terms of a BOUND are not adjusted because of cash distributions to the shareholders of the underlying security. BOUNDs are subject to the position limits for equity options imposed by the exchanges on which they are traded.

          The settlement mechanism for BOUNDs operates in conjunction with that of the corresponding LEAPs. For example, if at expiration the underlying stock closes at or below the strike price, the LEAP will expire worthless, and the holder of a corresponding BOUND will receive a specified number of shares of stock from the writer of the BOUND. If, on the other hand, the LEAP is "in the money" at expiration, the holder of the LEAP is entitled to receive a specified number of shares of the underlying stock from the LEAP writer upon payment of the strike price, and the holder of a BOUND on such stock is entitled to the cash equivalent of a multiple of the strike price from the writer of the BOUND. An investor holding both a LEAP and a corresponding BOUND, where the underlying stock closes above the strike price at expiration, would be entitled to receive a multiple of the strike price from the writer of the BOUND and, upon exercise of the LEAP, would be obligated to pay the same amount to receive shares of the underlying stock. LEAPs are American-style options (exercisable at any time prior to expiration), whereas BOUNDs are European-style options (exercisable only on the expiration date).

     FUTURES CONTRACTS

          INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may buy and sell stock index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

          The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

          Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

          In order to hedge its investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

          Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

          As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

          A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

          Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

          MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

          Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

          When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

          LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

          The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

          HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund's securities which are the subject of a hedge. An Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

          Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

          OTHER RISKS. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     INDEXED SECURITIES

          Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals, or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

     REPURCHASE AGREEMENTS

          A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. An Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     LEVERAGE

          Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

     REVERSE REPURCHASE AGREEMENTS

          In connection with its leveraging activities, a Fund may enter into reverse repurchase agreements, in which the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. A reverse repurchase agreement may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Fund's counterparty, the Fund would be unable to recover the security which is the subject of the agreement, that the amount of cash or other property transferred by the counterparty to the Fund under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or that the Fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

     SECURITIES LENDING

          A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned;
     (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

          Before a Fund enters into a loan, an Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

     SHORT SALES

          Certain of the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

          A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

     FOREIGN INVESTMENTS

          Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

          In addition, to the extent that a Fund's foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

          DEVELOPING COUNTRIES. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

     FOREIGN CURRENCY TRANSACTIONS

          A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging."

          There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time; or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

          When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          A Fund may purchase or sell a foreign currency on a spot (I.E., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

          For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

          When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

          The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

          It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

          To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

          Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

          A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

          CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

          Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

          At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

          Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

          FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

          The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

          FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

     PRECIOUS METALS

          The value of the investments of certain Funds may be affected by changes in the price of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world's known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. Many institutions have rescinded policies that preclude investments in companies doing business in South Africa. In July 1991, the United States lifted the prohibition on new U.S. investment in South Africa, including the purchase of newly-issued securities of South African companies.

          In addition to its investments in securities, a Fund may, as described from time to time in the Prospectus, invest a portion of its assets in precious metals, such as gold, silver, platinum, and palladium, and precious metal options and futures. The prices of precious metals are affected by broad economic and political conditions, but are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals and precious metal options and futures may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Precious metals may be purchased in any form, including bullion and coins, provided that an Adviser intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

          Under current federal income tax law, gains from selling precious metals (and certain other assets) may not exceed 10% of a Fund's annual gross income. This tax requirement could cause a Fund to hold or sell precious metals, securities, options, or futures when it would not otherwise do so.

     ZERO-COUPON DEBT SECURITIES AND PAY-IN-KIND SECURITIES

          Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

          When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

          Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

          A Fund also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

     LEAPS AND BOUNDS.

          The Value + Growth Fund may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPS") and Buy-Write Options Unitary Derivatives ("BOUNDS"). LEAPS provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDS provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Value + Growth Fund will not purchase these options with respect to more than 25% of the value of its net assets.

     TEMPORARY DEFENSIVE STRATEGIES

          At times, a Fund's Adviser may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive strategies", a Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities its Adviser believes to be consistent with the Fund's best interests.

     PORTFOLIO TURNOVER

          Many of the Funds experienced high rates of portfolio turnover in recent years. In most cases, these rates were the result of active trading strategies employed by the Funds' portfolio managers in response to market conditions, and not reflective of a material change in investment strategy. The change in portfolio turnover rate for the Contrarian Fund from fiscal year 1998 to fiscal year 1999 is due in part to changes in the portfolio management of that Fund.

                        THE FUNDS' INVESTMENT LIMITATIONS

          The Trust has adopted the following fundamental investment restrictions which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

     THE CONTRARIAN FUND-TM- AND THE VALUE + GROWTH FUND.

     A Fund may not:

     1. purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by a Fund's investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere in the Prospectus and this Statement;

     2. purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

     3. make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement;

     4. (a) for The Contrarian Fund-TM- only: with respect to 50% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

          (b) for the Value + Growth Fund only: with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

     5. mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

     6. make loans of the Fund's assets, including loans of securities (although it may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan), except that The Contrarian Fund-TM- may lend up to one-third of its total assets to other parties;

     7. borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of (a) one-third of the value of The Contrarian Fund's-TM- total assets, or (b) 5% of the Value + Growth Fund's total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

     8. underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees (the Board's current policy permits a Fund to invest in companies that directly or through subsidiaries execute portfolio transactions for a Fund or have entered into selling agreements with the Distributor to sell Fund shares, to the extent permitted by applicable law), and except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     9. invest more than 25% of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

     10. issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

     11. for the Value + Growth Fund only: purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

     ALL OTHER FUNDS.

     As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

     1. (all Funds other than Emerging Growth Fund) issue any class of securities which is senior to the Fund's shares of beneficial interest, except that each of the Funds may borrow money to the extent contemplated by Restriction 3 below.

          (Emerging Growth Fund) issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

     2. (all Funds other than Emerging Growth Fund, RS Internet Age Fund-TM-, and Aggressive Growth Fund) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions) (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

     3. (all Funds other than Emerging Growth Fund, RS Internet Age Fund-TM-, and Aggressive Growth Fund) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

          (Emerging Growth Fund) borrow money, except to the extent permitted by applicable law.

          (RS Internet Age Fund-TM- and Aggressive Growth Fund) borrow money, except to the extent permitted by applicable law, regulation or order;

     4. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     5. (i) (as to 75% of the Diversified Growth Fund's, the Global Natural Resources Fund's, the MidCap Opportunities Fund's, the Information Age Fund's-Registered Trademark-, the RS Internet Age Fund's-TM-, the MicroCap Growth Fund's, and the Aggressive Growth Fund's total assets and 50% of the Partners Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

          (as to 75% of the Emerging Growth Fund's total assets) purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or

          (ii) purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry, except that the Information Age Fund-Registered Trademark-will invest without limit in any one or more information technology industries, and the Global Natural Resources Fund will invest without limit in any one or more natural resources industries, as described in the Trust's Prospectus at the time, and the RS Internet Age Fund-TM-will invest in companies RSIM believes are likely to benefit substantially from the development of the Internet without limitation as to industry concentration;

     6. (all Funds other than Emerging Growth Fund, RS Internet Age Fund-TM-, and Aggressive Growth Fund) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RSIM, L.P. or RSIM, Inc., as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer (This policy is non-fundamental as to the MicroCap Growth Fund);

     7. make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

     8. purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this Statement at the time;

     9. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts, and (ii) the Global Natural Resources Fund may invest in any issuers in the natural resources industries, as described in the Prospectus at the time. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

     In addition, it is contrary to the current policy of each of the Emerging Growth, Diversified Growth, Global Natural Resources, RS Internet Age, MidCap Opportunities, Information Age-Registered Trademark-, MicroCap Growth, Partners, and Aggressive Growth Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this

Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.

     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

     The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Set forth below is certain information about the Trust's trustees and executive officers:

LEONARD B. AUERBACH, TRUSTEE
c/o RS Investment Management, 388 Market Street, Suite 200, San Francisco, CA 94111
     Mr. Auerbach, 53, is the President and Chief Executive Officer of Centre Capital Group, Inc., a member company of American International Group, Inc. Mr. Auerbach is also President of LBA&C, Inc., which served until July 1997 as general partner of Tuttle & Company, which provides mortgage pipeline interest rate hedging services and related software to a variety of institutional clients. He served until July 1997 as President of Tuttle & Auerbach Securities, Inc., an introducing broker trading futures on behalf of institutional hedging clients and individuals. He is also a Director of Roelof Mining, Inc. and until March 1999 served as a director of Headlands Mortgage Corp. Mr. Auerbach is President of APMT LLC, a manager of mortgage assets. Mr. Auerbach is a limited partner in RS Residential Fund, L.P. and RS Commercial Property Fund, L.P., of which RSRF Company, L.L.C., and RS Investment Management Co., L.L.C., respectively, affiliates of RSIM, L.P., and RSIM, Inc. are the general partners. Mr. Auerbach is also a member of RS Property Fund IV L.L.C. of which RS Fund IV Manager L.P., an affiliate of RSIM L.P., is the Managing Member. Mr. Auerbach has been a Trustee of the Trust since June 1987.

JOHN W. GLYNN, JR., TRUSTEE
c/o RS Investment Management, 388 Market Street, Suite 200, San Francisco, CA 94111
     Mr. Glynn, 58, is the Principal and Chairman of the Board of Glynn Capital Management, an investment management firm which he founded in 1983. Mr. Glynn is a Director of Sterling Payot Company, a private investment banking firm that advises executives and companies on financial and strategic matters. He is also a director of several private companies. He is also a lecturer at the Darden School of Business at the University of Virginia and at the Stanford Business School. Mr. Glynn was until June 1997 a limited partner in The Orphan Fund, of which RSIM, L.P. is a general partner. He has been a Trustee of the Trust since July , 1997.

*G. RANDALL HECHT, TRUSTEE, PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER
c/o RS Investment Management, 388 Market Street, Suite 200, San Francisco, CA 94111
     Mr. Hecht, 49, was elected President and Principal Executive Officer of the Trust in February 1999. Mr. Hecht is the chief executive officer of RSIM, L.P. and RSIM, Inc. He is also the chief executive officer and a member of RS Investment Management Co., LLC, the parent company to RSIM, L.P. and RSIM, Inc. Mr. Hecht served as Chief Operating Officer of Robertson, Stephens & Company, Inc. from January 1993 to 1997, as Chief Financial Officer of Robertson, Stephens & Company LLC (and its predecessors) from June 1984 to January 1993 and as the head of that firm's Investment Management Group. He was also a limited partner of Robertson, Stephens & Company LLC, and a member of the Management and Executive Committees of Robertson, Stephens & Company, Inc. He was a Trustee of the Trust from June 1987 until December 1997 and was most recently elected a Trustee in May, 1999.

JAMES K. PETERSON, TRUSTEE
c/o RS Investment Management, 388 Market Street, Suite 200, San Francisco, CA 94111
     Mr. Peterson, 58, is a Managing Director of Oak Glen Consultancy, L.L.C., a firm which advises pension funds and other institutions on investment issues. From October 1998 until April 1999, Mr. Peterson was an employee of Mitchum, Jones & Templeton, Inc., a registered broker-dealer. He served as Director of Investment Management for the IBM Retirement Funds from April 1988 until October 1996. Mr. Peterson was a Manager of the IBM Retirement Funds from March 1981 until April 1988. Since December 1, 1998, Mr. Peterson has served as a director of Capital Research and Management's Income Fund of America and American Balanced Fund. Mr. Peterson is a limited partner of RS Residential Fund, L.P., a limited partnership of which RSRF Company, L.L.C., an affiliate of RSIM, L.P. and RSIM, Inc., is the general partner. He has been a Trustee of the Trust since June 1987.

STEVEN COHEN, TREASURER
c/o RS Investment Management, 388 Market Street, Suite 200, San Francisco, CA 94111
     Mr. Cohen, 34, is the Chief Financial Officer of RSIM, L.P. and RSIM, Inc. Prior to joining RS Investment Management in April 1999, Mr. Cohen was Trading Operations Manager of Ziff Brothers Investments from 1997 until 1998. From 1994 until 1997, he served as an Audit Manager at Ernst & Young. Mr. Cohen has been Treasurer of the Trust since April 1999.

SUZANNE DUFRANE,  SECRETARY
c/o RS Investment Management, 388 Market Street, Suite 200, San Francisco, CA 94111
     Prior to joining RS Investment Management, Ms. DuFrane, 32, was a Vice President at Credit Suisse First Boston in New York. From 1996-1997, Ms. DuFrane worked at Robertson Stephens Investment Management as a controller in the hedge fund group. Before joining Robertson Stephens Investment Management in 1996, Ms. DuFrane was a senior tax consultant at Price Waterhouse in San Francisco for three years. She has a B.A. in Social Science from U.C. Berkeley. Ms. DuFrane has been Secretary of the Trust since May, 1999.

     Pursuant to the terms of the Advisory Agreements with the Funds, RS Investment Management pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of RS Investment Management. The Trust pays each unaffiliated Trustee a quarterly fee of $15,000 and reimburses their actual out-of-pocket expenses relating to attendance at meetings of the Board of Trustees. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund's net asset value.

                                                  COMPENSATION TABLE
                                          FOR THE YEAR ENDED DECEMBER 31, 1999

            Name of               Aggregate             Pension or         Estimated Annual     Total Compensation
        Person, Position      Compensation From    Retirement Benefits      Benefits Upon       From Fund Paid to
                                    Trust           Accrued As Part of        Retirement             Trustees
                                                      Trust Expenses
------------------------------------------------------------------------------------------------------------------
Leonard Auerbach, Trustee         $60,000                  --                    --                   $60,000

John W. Glynn, Jr., Trustee       $60,000                  --                    --                   $60,000

James K. Peterson, Trustee        $60,000                  --                    --                   $60,000

G. Randall Hecht,* Trustee             --                  --                    --                        --

*Denotes a Trustee who is an "interested person" as defined in the 1940 Act.

     The Trust, RS Investment Management and Provident Distributors Inc. have adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

                       CONTROL PERSONS AND SHARE OWNERSHIP

     As of April 4, 2000, to the Funds' knowledge, the shareholders who owned of record or beneficially more than 5% of the outstanding shares of any Fund were as follows:

                  SHAREHOLDER                     SHARES OWNED           PERCENTAGE OF
                                                                     OUTSTANDING SHARES OF
                                                                           FUND OWNED
     -------------------------------------------------------------------------------------
     THE CONTRARIAN FUND-TM-

     Charles Schwab & Co. Inc.                   2,162,636.633               21.20%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122

     National Financial Services Corp.            862,513.824                 8.45
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     DIVERSIFIED GROWTH FUND

     Charles Schwab & Co. Inc.                   7,313,312.095               39.93%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122


                                      B-18

     National Financial Services Corp.           3,338,422.259               18.23%
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     EMERGING GROWTH FUND

     Charles Schwab & Co. Inc.                  24,092,040.701               29.47%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122

     National Financial Services Corp.          14,566,685.576               17.82%
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     GLOBAL NATURAL RESOURCES FUND

     Charles Schwab & Co. Inc.                   1,350,703.572               52.99%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122

     National Investor Service Corp.              233,373.297                9.16%
     For the Exclusive Benefit
     of our Customers
     55 Water St., Fl. 32
     New York, NY  10041-3299

     National Financial Services Corp.            232,684.277                9.13%
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     MIDCAP OPPORTUNITIES FUND

     Charles Schwab & Co. Inc.                   6,525,153.257               40.55%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122


                                      B-19

     National Financial Services Corp.           2,013,751.693               12.51%
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     INFORMATION AGE FUND-REGISTERED TRADEMARK-

     Charles Schwab & Co. Inc.                   3,859,413.745               40.83%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122

     National Financial Services Corp.           1,254,777.379               13.28%
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     RS INTERNET AGE FUND-TM-

     Charles Schwab & Co. Inc.                   5,608,613.818               27.30%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122

     National Financial Services Corp.           3,340,000.120               16.26%
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     MICROCAP GROWTH FUND

     Charles Schwab & Co. Inc.                    753,780.705                19.03%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122

     National Financial Services Corp.           1,154,696.743               29.16%
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     National Investor Service Corp.              351,310.514                6.30%
     For the Exclusive Benefit of Our
     Customers
     55 Water St., Fl. 32
     New York, NY  10041-3299


                                      B-20

     PARTNERS FUND

     Charles Schwab & Co. Inc.                    500,587.606                31.59%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122

     National Financial Services Corp.            163,180.508                10.30%
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     VALUE + GROWTH FUND

     Charles Schwab & Co. Inc.                   5,899,138.085               29.68%
     Reinvest Account
     Attn:  Mutual Funds Department
     101 Montgomery Street
     San Francisco, CA  94104-4122

     National Financial Services Corp.           2,780,556.185               13.99%
     FBO The Exclusive Benefit of Our
     Customers
     PO Box 3908
     Church Street Station
     New York, NY  10008-3908

     On April 4, 2000, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund except the Partners Fund in which G. Randall Hecht beneficially owned 1.33% of the outstanding shares.

     The Trust's Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

RS INVESTMENT MANAGEMENT

     RS Investment Management Co., L.L.C. ("RSIM Co."), a Delaware limited liability company, is the owner of all of the outstanding beneficial interest in RSIM, L.P. G. Randall Hecht, Chairman and Chief Executive Officer of RSIM Co., owns 29% of the membership interest in RSIM Co.; Mr. Paul Stephens, Mr. Andrew
P. Pilara, and Mr. James Callinan, portfolio managers of certain of the Funds, own 22%, 15%, and 20%, respectively. The remainder of the membership interests is owned by other employees of RSIM Co. or its affiliates and by other persons otherwise unaffiliated with RSIM Co. Each of Messrs. Callinan, Hecht, Pilara, and Stephens and Messrs. David Evans and James Foster, employees of RSIM Co. or its affiliates, is a member of the Board of Managers of RSIM Co. Mr. Hecht serves as the President and Principal Executive Officer, and as a Trustee, of the Trust.

     Pursuant to Investment Advisory Agreements (the "Advisory Agreements"), RS Investment Management, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust's Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund's assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreements provide that RS Investment Management provides all administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund (except in the case of the Diversified Growth, Global Natural Resources, MidCap Opportunities, The Information Age-Registered Trademark-, RS Internet Age, RS Aggressive Growth, and MicroCap Growth Funds, where such administrative services are furnished by RS Investment Management pursuant to an Administrative Services Agreement with those Funds, as described in "Administrative Services" below). The services of RS Investment Management to the Funds are not deemed to be exclusive, and RS Investment Management or any affiliate may provide similar services to other series of the Trust, other investment companies, and other clients, and may engage in other activities.

     Each Advisory Agreement provides that RS Investment Management shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Fund in question or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

     Each of the Advisory Agreements is subject to annual approval, commencing in 2001 (2002 in the case of RS Aggressive Growth Fund), by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, RSIM, L.P., or RSIM, Inc. Each is terminable by RS Investment Management, the Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days written notice and will terminate automatically in the event of its assignment.

     Each Advisory Agreement also provides that RS Investment Management may, at its own expense, delegate certain of its responsibilities under the Agreement to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. RSIM, L.P. has entered into sub-advisory agreements with Elijah Asset Management, in respect of the Information Age-Registered Trademark- and Value + Growth Funds, and with Eastbourne in respect of a portion of the assets of The Contrarian Fund-TM-. See "The Sub-Advisors," below.

THE SUB-ADVISORS

     Elijah Asset Management serves as sub-advisor to The Information Age Fund-Registered Trademark- and the Value + Growth Fund. Eastbourne serves as sub-adviser in respect of a portion of the assets of The Contrarian Fund-TM-. Pursuant to each sub-advisory agreement ("Sub-Advisory Agreements"), each Sub-Adviser (i) manages such of the Fund's assets as are allocated to it in accordance with the Fund's investment objective, policies, and limitations and with any additional policies or guidelines established from time to time by RSIM, L.P. or the Board of Trustees, (ii) makes investment decisions for the Fund as to those assets, and (iii) places orders to purchase and sell securities and other investments for the Fund in respect of those assets. Each Sub-Advisory Agreement requires the Sub-Adviser to keep the Trust and RSIM, L.P informed of developments materially affecting the Fund in question. RSIM, L.P. currently allocates all of the assets of The Information Age Fund-Registered Trademark-and the Value + Growth Fund to Elijah Asset Management for management by that firm. RSIM, L.P. currently allocates only a portion of the assets of The Contrarian Fund-TM- to Eastbourne for management, as described below.

ELIJAH ASSET MANAGEMENT, LLC.

     Elijah Asset Management ("EAM") is a Delaware limited liability company founded in March 1999. EAM's majority managing members are Ronald E. Elijah (20% ownership), Roderick R. Berry (14% ownership), and Aeltus Investment Management (25% ownership). Ronald Elijah maintains 75% of the voting interest in the firm. EAM personnel and outside investors hold the remaining ownership of the firm. Mr. Elijah serves as portfolio manager to the Information Age Fund-Registered Trademark- and the Value + Growth Fund. Mr. Berry serves as co-portfolio manager to the Information Age Fund-Registered Trademark-. Aeltus Investment Management is a wholly owned subsidiary of Aetna, Incorporated.

     Under the Sub-Advisory Agreement with Elijah Asset Management, RSIM, L.P will pay a fee to Elijah Asset Management with respect to each of The Information Age Fund-Registered Trademark- and the Value + Growth Fund equal to 50% of the fees paid to RSIM, L.P. by such Fund pursuant to the Advisory Agreement.

     The Sub-Advisory Agreement with Elijah Asset Management may be terminated as to either Fund (i) by the Trust at any time without penalty, upon the vote of a majority of the Trust's Trustees or by vote of a majority of the outstanding voting securities of the Fund in question, upon 60 days written notice to Elijah Asset Management and RSIM, L.P., (ii) by RSIM, L.P. at any time without penalty, upon 60 days written notice to Elijah Asset Management and the Trust (which right RSIM, L.P. has agreed with Elijah Asset Management not to exercise except under certain circumstances, as described below), or (iii) by Elijah Asset Management at any time without penalty, upon 60 days written notice to RSIM, L.P. and the Trust. The Sub-Advisory Agreement will continue in effect for a period of more than two years in respect of a Fund only if its continuance is approved annually by the Board of Trustees of the Trust or the shareholders of the Fund in question and by the disinterested Trustees of the Trust.

     RSIM, L.P. has entered into a separate agreement with Elijah Asset Management relating generally to Elijah Asset Management's management of assets of a number of clients of RSIM, L.P., including the Funds. That agreement includes provisions, by way of example, requiring Elijah Asset Management to provide certain types of information to RSIM, L.P., to continue to employ Mr. Ronald Elijah as the full-time principal portfolio manager of the accounts of those clients, to comply with all applicable laws, rules, and regulations, and to comply with such investment guidelines and protocols as RSIM, L.P. may establish from time to time. It also includes provisions requiring RSIM, L.P. to make payments to Elijah Asset Management at an annual rate of up to 0.025% of the average daily net assets of each of the Funds in consideration of Elijah Asset Management's cooperation with RSIM, L.P. in respect of the promotion of the shares of the Funds. In that agreement, RSIM, L.P. has also agreed not to exercise its right to terminate the Sub-Advisory Agreement in respect of either Fund for a period of three years except for cause, which is defined in the agreement to include, among other things, Elijah Asset Management's becoming subject to a statutory disqualification preventing it from serving as sub-adviser; Elijah Asset Management's (or any affiliate's) becoming subject to any claim, investigation, action, or suit that could reasonably be expected to injure or call into question the goodwill, reputation, or business of any Fund, of RSIM, L.P., or of any of their affiliates; any breach by Elijah Asset Management of any material provision of the agreement or of the Sub-Advisory Agreement; or Elijah Asset Management's (or any affiliate's) committing any act of fraud or dishonesty that could injure the goodwill, reputation, or business of any Fund or of RSIM, L.P. or of any of their affiliates. RSIM, L.P. has also agreed not to exercise its right to terminate the Sub-Advisory Agreement in respect of the Fund after that three-year period except for cause so long as the investment performance of the Fund meets certain criteria agreed upon by RSIM, L.P. and Elijah Asset Management. Nothing in that agreement limits in any way the right of any Fund to terminate a Sub-Advisory Agreement in accordance with its terms or the right or ability of RSIM, L.P. to provide evaluations and recommendations to the Board of Trustees as to Elijah Asset Management, its services, or its status as sub-adviser to a Fund.

     In its agreement with RSIM, L.P., Elijah Asset Management has agreed to limit its management of other mutual funds comparable to the Information Age and Value + Growth Funds.

EASTBOURNE MANAGEMENT, L.L.C.

     Eastbourne is a newly formed Delaware limited liability company; its sole managing member is Rick Barry, who currently serves as a member of the portfolio management team for The Contrarian Fund-TM-. Mr. Barry owns the majority of the outstanding membership interest in Eastbourne; certain employees of Eastbourne own the remaining membership interests.

     Currently, RSIM, L.P. allocates a portion of The Contrarian Fund's-TM-assets for management by Eastbourne in circumstances where RSIM, L.P. believes that management of those assets by Eastbourne would be in the best interest of the Fund. RSIM, L.P. allocates a portion of the Fund's assets to Eastbourne in circumstances where, for example, RSIM, L.P. believes that an increase in, or change to, the Fund's short positions might be desirable, or where it believes that long investments by the Fund might be desirable in sectors or companies where Eastbourne might offer a successful investment program. Under the Sub-Advisory Agreement, RSIM, L.P. pays a fee to Eastbourne in an amount equal to 40% of the fees received by RSIM, L.P. under its Investment Advisory Agreement with the Fund in respect of assets allocated to Eastbourne.

     The Sub-Advisory Agreement with Eastbourne may be terminated (i) at any time without penalty by the Trust, upon the vote of a majority of the Trust's Trustees or by vote of the majority of the outstanding voting securities of The Contrarian Fund, upon 60 days written notice to Eastbourne and RSIM, L.P., (ii) by RSIM, L.P. at any time without penalty, upon 60 days written notice to Eastbourne and the Trust, or (iii) by Eastbourne at any time without penalty, upon 60 days written notice to RSIM, L.P. and the Trust. The Sub-Advisory Agreement will continue in effect for a period of more than two years in respect of the Fund only if its continuance is approved annually by the Board of Trustees of the Trust or the shareholders of the Fund and by the disinterested Trustees of the Trust.

     Eastbourne may from time to time place limits on the amount of assets it will manage for The Contrarian Fund-TM- and other clients of RSIM, L.P. for the purpose of making "short" investments; currently, Eastbourne has fixed that limit at $50 million.

MANAGEMENT AND ADMINISTRATIVE FEES

     MANAGEMENT FEES. The Funds pay RS Investment Management fees as compensation for the services provided by it under the Advisory Agreements. The amount of these management fees is calculated daily and payable monthly at the following annual rates based on the average daily net assets of each Fund:

           The Contrarian Fund-TM-                              1.50%
           Diversified Growth Fund                              1.00%
           Emerging Growth Fund                                 1.00%
           Global Natural Resources Fund                        1.00%
           RS Internet Age Fund-TM-                             1.25%
           MidCap Opportunities Fund                            1.00%
           Information Age Fund-Registered Trademark-           1.00%
           MicroCap Growth Fund                                 1.25%
           Partners Fund                                        1.25%
           Value + Growth Fund                                  1.00%
           Aggressive Growth Fund                               1.00%

     These management fees are higher than those paid by most other investment companies. RS Investment Management also may at its discretion from time to time pay Fund expenses from its own assets, or reduce the management fee of a Fund.

     ADMINISTRATIVE SERVICES. The Diversified Growth Fund, Global Natural Resources Fund, RS Internet Age Fund-TM-, MidCap Opportunities Fund, The Information Age Fund-Registered Trademark-, MicroCap Growth Fund, and Aggressive Growth Fund have entered into an Administrative Services Agreement with RSIM, L.P., pursuant to which RSIM, L.P. continuously provides business management services to the Funds and generally manages all of the business and affairs of the Funds, subject to the general oversight of the Trustees. No fees are payable by these Funds under the Administrative Services Agreement.

     The Administrative Services Agreement is subject to annual approval, commencing in 2001 (2002 in the case of RS Aggressive Growth Fund), by (i) the Board of Trustees, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The Administrative Services Agreement may be terminated without penalty, by the Trust or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund, on 30 days notice to RSIM, L.P.

RECENT MANAGEMENT AND ADMINISTRATIVE FEES PAID BY THE FUNDS.

                                                              Reimbursement        Administration
                                      Management Fees(1)      of Expenses(2)           Fees(3)
                                      ------------------      --------------       --------------
THE CONTRARIAN FUND-TM-
Year ended 12/31/97                      $13,674,978                  --                  --
Year ended 12/31/98                      $ 3,977,993                  --                  --
Year ended 12/31/99                      $ 1,883,627                  --                  --

DIVERSIFIED GROWTH FUND
Year ended 12/31/97                      $   646,730            $  126,477            $161,683
Year ended 12/31/98                      $   734,620            $  151,559            $ 82,199
Year ended 12/31/99                      $ 1,097,348                  --                  --

EMERGING GROWTH FUND
Year ended 12/31/97                      $ 2,277,624                  --                  --
Year ended 12/31/98                      $ 2,833,019                  --                  --
Year ended 12/31/99                      $12,119,940                  --                  --


                                      B-24

GLOBAL NATURAL RESOURCES FUND
Year ended 12/31/97                      $ 1,438,918            $    9,044            $359,729
Year ended 12/31/98                      $   507,251            $  132,665            $ 69,681
Year ended 12/31/99                      $   281,954            $   29,580                  --

MIDCAP OPPORTUNITIES FUND
Year ended 12/31/97                      $ 2,972,467            $1,235,367            $743,117
Year ended 12/31/98                      $ 2,451,091            $  853,895            $288,447
Year ended 12/31/99                      $ 1,887,526            $  120,329                  --

THE INFORMATION AGE FUND-Registered Trademark-
Year ended 12/31/97                      $ 1,234,823                    --            $308,706
Year ended 12/31/98                      $ 1,177,214                    --            $126,941
Year ended 12/31/99                      $ 2,051,514                    --                  --

RS INTERNET AGE FUND-TM-(4)
Year ended 12/31/99                      $    68,676                    --                  --

MICROCAP GROWTH FUND
Year ended 12/31/97                      $   530,205            $  274,052            $106,041
Year ended 12/31/98                      $ 1,386,701            $  104,172            $126,373
Year ended 12/31/99                      $ 1,055,450            $   27,155                  --

PARTNERS FUND
Year ended 12/31/97                      $ 2,580,567            $    1,746                  --
Year ended 12/31/98                      $ 1,496,310            $  236,741                  --
Year ended 12/31/99                      $   409,292            $  175,552                  --

VALUE + GROWTH FUND
Year ended 12/31/97                      $ 7,509,306                    --                  --
Year ended 12/31/98                      $ 7,015,541                    --                  --
Year ended 12/31/99                      $ 6,576,886                    --                  --

     (1) Before giving effect to any reimbursement or waiver by RSIM, L.P. or RSIM, Inc.

     (2) Includes amount of management fees waived or reimbursed by RSIM, L.P. or RSIM, Inc. plus the amount of any other expenses for which RSIM, L.P. or RSIM, Inc. reimbursed the Fund or which RSIM, L.P. or RSIM, Inc. bore on behalf of the Fund.

     (3) On May 26, 1998, the Administrative Services Agreement between the Trust on behalf of certain of the Funds and RSIM, L.P. was amended to provide that no fee is payable by the Funds under that Agreement. Prior to such date, certain of the Funds paid fees under the Administrative Services Agreement at an annual rate of 0.25% of a Fund's average daily net assets.

     (4) Shares of RS Internet Age Fund-TM- were first offered for sale to the public on December 1, 1999.

     The Trust, on behalf of each Fund, has entered into a Sub-Administration and Accounting Services Agreement with PFPC, Inc. ("PFPC"), a subsidiary of PNC Bank Corp. (and an affiliate of Provident Distributors, Inc. , the Fund's Distributor), pursuant to which PFPC performs a variety of accounting, bookkeeping, and other administrative services for the Funds. For its services under the Agreement, PFPC, Inc. has the right to receive fees, in addition to reimbursement of out-of-pocket expenses, from each Fund at the following annual rates:

     Administrative Service Fees (subject to applicable waivers/caps described below):

     .03% of each Fund's first $1 billion of average daily net assets; .02% of each Fund's next $750 million of such assets; and .015% of each Fund's such assets in excess of $1.75 billion.

     Payment of these fees is subject to the following waiver and cap provisions:

     PFPC has waived the administrative service fee for Funds with average net assets of less than $50 million and has capped the service fees at certain other asset levels as follows:

     .01% of the average daily net assets of each Fund with average net assets between $50 and $100 million; and .02% of the average daily net assets of each Fund with average net assets between $100 and $200 million.

Accounting Service Fees:

     .085% of each Fund's first $350 million of average daily net assets; .060% of each Fund's next $300 million of such assets;
     .035% of each Fund's next $250 million of such assets;
     .020% of each Fund's next $850 million of such assets; and .015% of each Fund's such assets in excess of $1.75 billion.

     PFPC has waived the accounting service fee for Funds with average net assets of less than $50 million and has capped the service fees at certain other asset levels as follows:

     .02% of the average daily net assets of each Fund with average net assets of less than $50 million; and .035% of the average daily net assets of each Fund with average net assets between $50 and $75 million;
     .075% of the average daily net assets of each Fund with average net assets between $75 and $100 million; and .080% of the average daily net assets of each Fund with average net assets between $100 and $300 million.

     In addition, PFPC has agreed to waive all Sub-Administration and Accounting fees for Funds that commenced (or will commence) operations on or after December 1, 1999 on the first $75 million in gross assets of such Funds, excluding transaction and out-of-pocket expenses. If during the three years following implementation of the cap/waiver, PFPC is removed from the Sub-Administration and Accounting Services Agreement, PFPC will recoup 100% of the fees waived during the first year.

EXPENSES

     Each Fund will pay all expenses related to its operation which are not borne by an Adviser, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid to Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 ("Provident" or the "Distributor"), the Trust's distributor, under the Funds' 12b-1 Plan, fees paid to members of the Board of Trustees who are not officers, directors, stockholders, or employees of an Adviser or Provident, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Investment decisions for the Funds and for the other investment advisory clients of an Adviser and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Each Adviser employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Funds.

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Advisers receive brokerage and research services and other similar services from many broker-dealers with which they place a Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services, and personal computers utilized by an Adviser's managers and analysts. Where the services referred to above are not used exclusively by an Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to an Adviser and its affiliates in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because an Adviser or its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

     The Advisers place all orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. Each Adviser seeks the best overall terms available for the Funds, except to the extent an Adviser may be permitted to pay higher brokerage commissions as described below. In doing so, an Adviser, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, an Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. An Adviser's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. None of the Advisers currently intends to cause the Funds to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Advisers will use their best efforts to obtain the best overall terms available with respect to such transactions.

     The following tables provide information regarding brokerage commissions paid by the Funds for the periods indicated.

                                                       FISCAL YEAR               FISCAL YEAR           FISCAL YEAR
THE CONTRARIAN FUND-TM-                                ENDED 12/31/99            ENDED 12/31/98        ENDED 12/31/97
--------------------                                   --------------            --------------        --------------
Percentage of total transactions involving             94%                       80%                   77%
brokerage commissions

Dollar amount of commissions                           $970,300                  $908,205              $2,654,377

Percentage (dollar amount) paid to Robertson,          3.12% ($30,320)           0.3%($2,370)          0.6%($16,986)
Stephens & Company LLC ("RS&Co.")/BancAmerica
Robertson
Stephens ("BARS")/NationsBanc Montgomery
Securities/("NMS")

Percentage of brokerage transactions effected          7%                        0%                    3%
through RS&Co./BARS/NMS

Percentage of transactions effected without            6%                        20%                   23%
brokerage commissions


                                                       FISCAL YEAR               FISCAL YEAR           FISCAL YEAR
DIVERSIFIED GROWTH FUND                                ENDED 12/31/99            ENDED 12/31/98        ENDED 12/31/97
--------------------                                   --------------            --------------        --------------
Percentage of total transactions                       19%                       41%                   46%
involving brokerage commissions

Dollar amount of commissions                           $4,460,016                $947,156              $611,542

Percentage (dollar amount) paid to                     8.06% ($359,441)          4.3%($40,890)         9.6%($58,721)
RS&Co./BARS/NMS

Percentage of brokerage transactions effected          9%                        3%                    8%
through RS&Co./BARS/NMS

Percentage of transactions effected without            81%                       59%                   54%
brokerage commissions


                                                       FISCAL YEAR               FISCAL YEAR           FISCAL YEAR
EMERGING GROWTH FUND                                   ENDED 12/31/99            ENDED 12/31/98        ENDED 12/31/97
--------------------                                   --------------            --------------        --------------
Percentage of total transactions involving             16%                       19%                   40%
brokerage commissions

Dollar amount of commissions                           $12,797,171               $611,965              $892,322

Percentage (dollar amount) paid to                     10.81% ($1,383,015)       12.3%($74,833)        10.0%($89,505)
RS&Co./BARS/NMS


                                      B-28

Percentage of brokerage transactions effected          13%                       5%                    6%
through RS&Co./BARS/NMS

Percentage of transactions effected without            84%                       81%                   60%
brokerage commissions


                                                       FISCAL YEAR              FISCAL YEAR            FISCAL YEAR
VALUE + GROWTH FUND                                    ENDED 12/31/99           ENDED 12/31/98         ENDED 12/31/97
--------------------                                   --------------           --------------         --------------
Percentage of total transactions involving             72%                      63%                    58%
brokerage commissions

Dollar amount of commissions                           $1,449,199               $2,283,182             $2,286,747

Percentage (dollar amount) paid to                     3.7% (54,071.66)         6.19%($139,451)        5.2%($118,446)
RS&Co./BARS/NMS

Percentage of brokerage transactions effected          N/A                      4%                     3%
through RS&Co./BARS/NMS

Percentage of transactions effected without            28%                      37%                    42%
brokerage commissions


                                                       FISCAL YEAR              FISCAL YEAR            FISCAL YEAR
GLOBAL NATURAL RESOURCES FUND                          ENDED 12/31/99           ENDED 12/31/98         ENDED 12/31/97
--------------------                                   --------------            --------------        --------------
Percentage of total transactions                       95%                      91%                    82%
involving brokerage commissions

Dollar amount of commissions                           $417,511                 $271,072               $416,574

Percentage (dollar amount) paid to                     4.06% ($16,947)          0.4%($1,000)           0.3%($1,120)
RS&Co./BARS/NMS

Percentage of brokerage transactions                   3%                       1%                     0.4%
effected through RS&Co./BARS/NMS

Percentage of transactions effected                    5%                       9%                     18%
without brokerage commissions


                                                       FISCAL YEAR              FISCAL YEAR            FISCAL YEAR
MIDCAP OPPORTUNITIES FUND                              ENDED 12/31/99           ENDED 12/31/98         ENDED 12/31/97
--------------------                                   --------------           --------------         --------------
Percentage of total transactions involving             40%                      65%                    55%
brokerage commissions

Dollar amount of commissions                           $3,474,942               $1,758,597             $1,869,262

Percentage (dollar amount) paid to                     6.46% ($224,520)         8.0%($139,293)         10%($186,869)
RS&Co./BARS/NMS

Percentage of brokerage transactions effected          7%                       7%                     9%
through RS&Co./BARS/NMS


                                      B-29

Percentage of transactions effected without            60%                      35%                    45%
brokerage commissions


                                                       FISCAL YEAR              FISCAL YEAR            FISCAL YEAR
INFORMATION AGE FUND-Registered Trademark-             ENDED 12/31/99           ENDED 12/31/98         ENDED 12/31/97
------------------------                               --------------           --------------         --------------
Percentage of total transactions involving             24%                      28%                    24%
brokerage commissions

Dollar amount of commissions                           $839,765                 $260,603               $339,164

Percentage (dollar amount) paid to                     5.75% ($48,282.48)       6.4%($16,610)          5.9%($19,850)
RS&Co./BARS/NMS

Percentage of transactions effected without            76%                      72%                    76%
brokerage commissions


                                                      MONTH                    FISCAL YEAR            FISCAL YEAR
RS INTERNET AGE FUND-TM-(1)                           ENDED 12/31/99           ENDED 12/31/98         ENDED 12/31/97
------------------------                              --------------           --------------         --------------
Percentage of total transactions involving            18%                           -                      -
brokerage commissions

Dollar amount of commissions                          $157,238                      -                      -

Percentage (dollar amount) paid to                    5.51% ($8,659)                -                      -
RS&Co./BARS/NMS

Percentage of brokerage transactions effected         9%                            -                      -
through RS&CO./BARS/NMS

Percentage of transactions effected without           82%                           -                      -
brokerage commissions


                                                      FISCAL YEAR              FISCAL YEAR            FISCAL YEAR
MICROCAP FUND                                         ENDED 12/31/99           ENDED 12/31/98         ENDED 12/31/97
-------------                                         --------------           --------------         --------------
Percentage of total transactions involving            7%                       6%                     6%
brokerage commissions

Dollar amount of commissions                          $410,057                 $56,235                $62,898

Percentage (dollar amount) paid to RS&Co./BARS/NMS    7.43% ($30,457)          2.39%($1,332)          0%

Percentage of brokerage transactions effected         8%                       0%                     0%
through RS&Co./BARS/NMS

Percentage of transactions effected without           93%                      94%                    94%
brokerage commissions


                                                        FISCAL YEAR           FISCAL YEAR             FISCAL YEAR
PARTNERS FUND                                           ENDED 12/31/99        ENDED 12/31/98          ENDED 12/31/97
-------------                                           --------------        --------------          --------------
Percentage of total transactions involving brokerage    87%                   80%                     81%
commissions


                                      B-30

Dollar amount of commissions                            $319,537              $594,245                $599,656

Percentage (dollar amount) paid to RS&Co./BARS/NMS      4.5% ($14,627)        0%($0)                  0.5%($2,965)

Percentage of brokerage transactions effected through   3%                    0%                      0.4%
RS&Co./BARS/NMS

Percentage of transactions effected without brokerage   13%                   20%                     19%
commissions

(1) Shares of RS Internet Age Fund-TM- were first offered for sale to the public on December 1, 1999.

                          THE FUNDS' DISTRIBUTION PLAN

     Each of the Funds has adopted a Distribution Plan under Rule 12b-l of the 1940 Act (the "Plan"). Pursuant to the Plan, each Fund may pay to the Fund's distributor distribution fees, for services the distributor renders and costs and expenses it incurs in connection with the promotion and distribution of the Fund's shares, at an annual rate of 0.25% of the Fund's average daily net assets. Such expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Funds and payments to dealers, financial institutions, advisers, or other firms. They also include the distributor's overhead expenses attributable to the distribution of each Fund's shares, which may include, for example, expenses for office space, communications, and salaries of the distributor personnel, and any other of the distributor's expenses attributable to the distribution of the Funds' shares.

Affiliates of RSIM, L.P. provide certain services to Provident in respect of the promotion of the shares of the Funds. In return for those services, Provident pays to these affiliates a portion of the payments received by Provident under the Plan. The Plan is a "compensation" plan.

Provident makes payments, from amounts paid to it under the Plan, to dealers, financial institutions, advisers and other firms in respect of shareholder accounts in each of the Funds. In addition, Provident retains from amounts paid to it under the Plan $8,000 a month in compensation for its services as distributor. The balance of the amounts paid to it under the Plan are currently paid by it to RSIM, L.P.

RECENT PAYMENTS UNDER THE FUNDS' DISTRIBUTION PLAN*.

THE CONTRARIAN FUND-TM-            DISTRIBUTION FEES
Year ended 12/31/97                $6,816,512
Year ended 12/31/98                $1,050,953
Year ended 12/31/99                $  313,537

DIVERSIFIED GROWTH FUND
Year ended 12/31/97                $  161,523
Year ended 12/31/98                $  181,969
Year ended 12/31/99                $  273,575

EMERGING GROWTH FUND
Year ended 12/31/97                $  569,136
Year ended 12/31/98                $  706,777
Year ended 12/31/99                $3,028,974

GLOBAL NATURAL RESOURCES FUND
Year ended 12/31/97                $  359,714
Year ended 12/31/98                $  126,725
Year ended 12/31/99                $  700,465

MIDCAP OPPORTUNITIES FUND
Year ended 12/31/97                $  742,070
Year ended 12/31/98                $  608,595
Year ended 12/31/99                $  470,308


                                      B-31

THE INFORMATION AGE FUND-Registered Trademark-
Year ended 12/31/97                $  308,650
Year ended 12/31/98                $  293,961
Year ended 12/31/99                $  512,717

RS INTERNET AGE FUND-TM-(1)
Year ended 12/31/99                $   13,775

MICROCAP GROWTH FUND
Year ended 12/31/97                $  105,123
Year ended 12/31/98                $  274,092
Year ended 12/31/99                $  210,694

PARTNERS FUND
Year ended 12/31/97                $  514,757
Year ended 12/31/98                $  297,791
Year ended 12/31/99                $   81,774

VALUE + GROWTH FUND
Year ended 12/31/97                $1,876,469
Year ended 12/31/98                $1,750,301
Year ended 12/31/99                $1,642,971


* Distribution fees were paid to Edgewood Services, Inc., the Funds' distributor until December 31, 1998 ("Edgewood").

(1) Shares of RS Internet Age Fund-TM- were first offered for sale to the public on December 1, 1999.

RECENT PAYMENTS UNDER THE FUNDS' CLASS C DISTRIBUTION PLAN*(1):

THE CONTRARIAN FUND-TM-            DISTRIBUTION FEES
4/14/97 - 12/31/97                 $20,977
Year ended 12/31/98                $18,507
Year ended 12/31/99                $1,166

DIVERSIFIED GROWTH FUND
9/10/97 - 12/31/97                 $478
Year ended 12/31/98                $5,057
Year ended 12/31/99                $2,225

EMERGING GROWTH FUND
5/8/97 - 12/31/97                  $811
Year ended 12/31/98                $4,433
Year ended 12/31/99                $2,939

GLOBAL NATURAL RESOURCES FUND
7/30/97 - 12/31/97                 $48
Year ended 12/31/98                $263
Year ended 12/31/99                $68


                                      B-32

MIDCAP OPPORTUNITIES FUND
5/9/97 - 12/31/97                  $3,140
Year ended 12/31/98                $12,533
Year ended 12/31/99                $4,590

THE INFORMATION AGE FUND-Registered Trademark-
7/11/97 - 12/31/97                 $167
Year ended 12/31/98                $1,029
Year ended 12/31/99                $399

MICROCAP GROWTH FUND
6/18/97 - 12/31/97                 $2,755
Year ended 12/31/98                $9,744
Year ended 12/31/99                $1,159

PARTNERS FUND
4/14/97 - 12/31/97                 $4,068
Year ended 12/31/98                $4,414
Year ended 12/31/99                $247

VALUE + GROWTH FUND
5/28/97 - 12/31/97                 $2,570
Year ended 12/31/98                $10,753
Year ended 12/31/99                $3,654


*Distribution fees were paid to Edgewood Services, Inc., the Funds' distributor until December 31, 1998 ("Edgewood").

(1)The Distribution Plan adopted in respect of the Funds' Class C shares (the "Class C Plan") was in effect through April 1999. The Class C Plan provided for payments by each Fund from the assets attributable to the Funds' Class C shares at an annual rate of up to 1.00% (although each of the Funds' had limited payments under the Class C Plan to an annual rate of 0.75% of a Fund's average daily net assets attributable to its Class C shares). Affiliates of RSIM, L.P. received substantially all of the payments paid under the Class C Plan.

RECENT CONTINGENT DEFERRED SALES CHARGES ("CDSC") RECEIVED FOR CLASS C
SHARES(2):

CDSCs were received during fiscal 1997, 1998 and 1999 in the following amounts:

THE CONTRARIAN FUND-TM-            CDSC PAID
4/14/97 - 12/31/97                 $5,351.73
Year ended 12/31/98                $18,057.11
Year ended 12/31/99                $ 0

DIVERSIFIED GROWTH FUND
9/10/97 - 12/31/97                 $45.32
Year Ended 12/31/98                $344.44
Year ended 12/31/99                $727.47


                                      B-33

EMERGING GROWTH FUND
5/8/97 - 12/31/97                  $108.62
Year ended 12/31/98                $2,563.77
Year ended 12/31/99                $474.145

GLOBAL NATURAL RESOURCES FUND
7/30/97 - 12/31/97                 $32.13
Year ended 12/31/98                $0
Year ended 12/31/99                $0

MIDCAP OPPORTUNITIES FUND
5/9/97 - 12/31/97                  $105.01
Year ended 12/31/98                $2,154.00
Year ended 12/31/99                $1,946.83

THE INFORMATION AGE FUND-Registered Trademark-
7/11/97 - 12/31/97                 $34
Year ended 12/31/98                $2,105.76
Year ended 12/31/99                $38.39

MICROCAP GROWTH FUND
6/18/97 - 12/31/97                 $438.82
Year ended 12/31/98                $2,579.04
Year ended 12/31/99                $353.81

PARTNERS FUND
4/14/97 - 12/31/97                 $958.57
Year ended 12/31/98                $1,543.46
Year ended 12/31/99                $0.26

VALUE + GROWTH FUND
5/28/97 - 12/31/97                 $4,958.15
Year ended 12/31/98                $3,006.03
Year ended 12/31/99                $10.14

(2)Class C shares were subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year after purchase. Affiliates of RSIM, L.P. received substantially all of the proceeds of any CDSC imposed on redemption of shares.

                        HOW NET ASSET VALUE IS DETERMINED

     Each Fund determines the net asset value per share once daily, as of 4:30 p.m. eastern time, on each day the New York Stock Exchange (the "Exchange") is open. The Exchange is closed Saturdays, Sundays, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Independence Day (observed), Labor Day, Thanksgiving, and Christmas.

     Securities for which market quotations are readily available are valued using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), at the mean between the closing bid and asked prices, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Fund are restricted as to resale, their fair value is determined in accordance with the guidelines and procedures adopted by the Trust's Board of Trustees. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

                                      TAXES

     Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

     In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital gains.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. Thus, a Fund's yield on foreign investments would be decreased by such taxes. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

     If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     A Fund's transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

     Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     A Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual's taxpayer identification number is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

     Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on a Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net capital gain received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund.

     The IRS recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 2000 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in each Fund should consult their tax advisors with respect to the potential application of these new regulations.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund. Statements as to the tax status of distributions will be mailed annually.

                          HOW PERFORMANCE IS DETERMINED

STANDARDIZED PERFORMANCE INFORMATION

     Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return of that class of shares during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

     At times, RS Investment Management may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such fee reduction or assumption of expenses would increase the Fund's total return during the period of the fee reduction or assumption of expenses.

     All data are based on past performance and do not predict future results.

PERFORMANCE INFORMATION

     Yield and total return data for a Fund's shares may from time to time be included in advertisements about the Funds. A Fund's "yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. "Total return" for one-, five-, and ten-year periods, and for the life of a Fund, through the most recent calendar quarter represents the average annual compounded rate of return (or, in the case of a period of one year or less, the actual rate of return) on an investment of $1,000 in the Fund's shares. Total return may also be presented for other periods. Quotations of yield or total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Fund's performance may be compared to various indices. Information may be presented in advertisements about a Fund describing the background and professional experience of the Fund's investment advisor or any portfolio manager.

     All data are based on a Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's investments expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

     The average annual total returns of the shares of each of the Funds for the periods indicated through December 31, 1999 are set forth below.

     THE CONTRARIAN FUND-TM-
     Year ended December 31, 1999                                      38.31%
     Five years ended  December 31, 1999                                0.88%
     From inception (6/30/93) through December 31, 1999                 1.54%


                                      B-37

     DIVERSIFIED GROWTH FUND
     Year ended December 31, 1999                                     150.21%
     From inception (8/1/96) through December 31, 1999                 57.08%

     EMERGING GROWTH FUND
     Year ended December 31, 1999                                     182.56%
     Five years ended December 31, 1999                                44.36%
     Ten years ended December 31, 1999                                 28.52%

     MIDCAP OPPORTUNITIES FUND
     Year ended December 31, 1999                                      56.12%
     From inception (7/12/95) through December 31, 1999                27.62%

     INFORMATION AGE FUND-Registered Trademark-
     Year ended December 31, 1999                                     126.22%
     From inception (11/15/95) through December 31, 1999               42.43%

     RS INTERNET AGE FUND-TM-
     From inception (12/1/99) to 12/31/99                              21.80%

     MICROCAP GROWTH FUND
     Year ended December 31, 1999                                      56.66%
     From inception (8/15/96) through December 31, 1999                26.86%

     PARTNERS FUND
     Year ended December 31, 1999                                       3.73%
     From inception (7/12/95) through December 31, 1999                 6.50%

     VALUE + GROWTH
     Year ended December 31, 1999                                      28.43%
     Five years ended December 31, 1999                                24.85%
     From inception (5/12/92) through December 31, 1999                23.43%

NON-STANDARDIZED TOTAL RETURN INFORMATION

     From time to time, a Fund may present non-standardized total return information, in addition to standardized performance information, which may include such results as the growth of a hypothetical $10,000 investment in the Fund's shares, and cumulative total return. Cumulative total return is calculated in a similar manner to average annual total return, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

INDICES AND PUBLICATIONS

     A Fund may compare its performance with that of appropriate indices such as the Standard & Poor's Composite Index of 500 stocks ("S&P 500"), Standard & Poor's MidCap 400 Index ("S&P 400"), the NASDAQ Industrial Index, the NASDAQ Composite Index, Russell 2000 Index, or other unmanaged indices so that investors may compare such results with those of a group of unmanaged securities. The S&P 500, the S&P 400, the NASDAQ Industrial Index, the NASDAQ Composite Index, and the Russell 2000 Index are unmanaged groups of common stocks traded principally on national securities exchanges and the over the counter market, as the case may be. A Fund may also, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by rating services and publications, such as Lipper Analytical Services, Inc., Morningstar Mutual Funds, Forbes, Money, and Business Week.

     In addition, one or more portfolio managers or other employees of an Adviser may be interviewed by print media, such as THE WALL STREET JOURNAL or BUSINESS WEEK, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

RELATIVE VOLATILITY - BETA

     From time to time a Fund may present a statistical measure of the volatility of a Fund's performance relative to the volatility of the performance of the S&P 500. A Fund calls this comparative measure its "beta." Beta is approximate, because it is statistical, and is not necessarily indicative of future fund performance volatility. Thus, if a Fund's portfolio volatility perfectly represents that of the S&P 500, a Fund's beta would be 1.0. If a Fund's beta is greater than 1.0, a Fund's portfolio would tend to represent a greater market risk than the S&P 500 because a Fund's portfolio would tend to be more sensitive to movements in the securities markets. For example, if a Fund's beta is 1.1, a Fund's performance would tend to vary approximately 10% more than would the performance of the S&P 500. If a Fund's beta is 0.9, a Fund's performance would tend to vary 10% less than the performance of the S&P 500. The correlation is not usually exact because, depending upon the diversification of a Fund's portfolio, a beta of less than 1.0 may indicate only that the portfolio is less sensitive to market movements, not that the Fund's portfolio has low overall risk.

The beta included with any presentation of the Fund's performance data will be calculated according to the following formula:

                                                         _ _
                                                         R R
                                               ( R  R  -n F M)
                                            n     FT MT
                                           sum
                                   B =    --------------------
                                            n     2     _ 2
                                           sum ( R    - nR  )
                                                   MT     m

  Where:  n     =    number of months measured

           RFT  =    rate of return on the Fund in month T

           RMT  =    rate of return on the market index, I.E., the S&P 500,
                     in month T
           -
           RF   =    arithmetic average monthly rate of return of the Fund
           -
           RM   =    arithmetic average monthly rate of return on the market
                     index, I.E., the S&P 500

                             ADDITIONAL INFORMATION

TRANSFER AGENT AND CUSTODIAN

     State Street Bank and Trust Company, c/o National Financial Data Services, at P.O. Box 419717, Kansas City, MO 64141, serves as the Funds' transfer agent and dividend-paying agent ("Transfer Agent"). PFPC Trust Company ("PFPC Trust"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the Funds' custodian ("Custodian"). As Custodian, PFPC Trust and subcustodians approved by the Board of Trustees hold the securities in the Funds' portfolios and other assets for safekeeping. The Transfer Agent and Custodian do not participate in making investment decisions for the Funds.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 555 California Street, San Francisco, California 94104, are the Trust's independent accountants, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investor Services, Inc. ("Fitch").

S&P'S RATINGS

AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB: Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B: Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C: The rating 'C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating 'CI' is reserved for income bonds on which no interest is being paid.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rate in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+.'

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor=s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Note: Fitch ratings (other than the "AAA," "DDD," "DD," or "D" categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

                              FINANCIAL STATEMENTS

The financial statements, financial highlights, and Independent Auditors' reports included in the Annual Reports for the Funds' fiscal year ended December 31, 1999 and filed electronically on April 6, 2000 (File No. 811-5159; Accession No. 000912057-00-016286) are incorporated by reference into this Statement of Additional Information.

PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS.

a(i). Amended and Restated Agreement and Declaration of Trust of Registrant.(J)

a(ii). Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant.(J)

b.          Copy of By-Laws of Registrant as amended through July 22, 1997.(G)

c(i).       Specimen Share Certificate(A)

c(ii). Portions of Amended and Restated Agreement and Declaration of Trust Relating to Shareholders' Rights.(J)

c(iii).     Portions of By-laws Relating to Shareholders' Rights.(J)

d(i). Investment Advisory Agreement between RS Investment Management, L.P. and Registrant (on behalf of each of The Contrarian Fund-TM-, RS Diversified Growth Fund, RS Global Value Fund, RS Global Natural Resources Fund, RS Mid Cap Opportunities Fund (formerly, RS Growth & Income Fund), The Information Age Fund-TM-, RS MicroCap Growth Fund, RS Partners Fund and RS Value + Growth Fund.(J)

d(ii). Investment Advisory Agreement between RS Investment Management, Inc. and Registrant (on behalf of RS Emerging Growth Fund).(J)

d(iii). Form of Investment Advisory Agreement between Robertson, Stephens & Company Investment Management, L.P. and Registrant (on behalf of RS International Fund).(H)

d(iv). Form of Investment Advisory Agreement between Robertson, Stephens & Company Investment Management, L.P. and Registrant (on behalf of RS Asia Fund).(I)

d(v). Form of Investment Advisory Agreement between Robertson, Stephens & Company Investment Management, L.P. and Registrant (on behalf of RS International Investors Fund).(I)

d(vi). Form of Investment Advisory Agreement between Robertson, Stephens & Company Investment Management, L.P. and Registrant (on behalf of RS Large Capitalization Equity Income Fund).(I)

d(vii). Form of Investment Advisory Agreement between Robertson, Stephens & Company Investment Management, L.P. and Registrant (on behalf of RS Large Capitalization Value Fund).(I)

d(viii). Form of Investment Advisory Agreement between Robertson, Stephens & Company Investment Management, L.P. and Registrant (on behalf of RS 50/500 Fund).(I)

d(ix). Sub-Advisory Agreement among RS Investment Management, L.P., Elijah Asset Management, LLC and Registrant (on behalf of each of The Information Age Fund-TM- and RS Value + Growth Fund).(J)

d(x). Sub-Advisory Agreement among RS Investment Management, L.P., Eastbourne Management, L.L.C. and the Registrant (on behalf of The Contrarian Fund-TM-).(J)

d(xi). Form of Investment Advisory Agreement between RS Investment Management, L.P. and Registrant (on behalf of RS Internet Age Fund-TM-).(L)
d(xii). Form of Investment Advisory Agreement between RS Investment Management, L.P. and Registrant (on behalf of RS Aggressive Growth
            Fund).(M)

e.          Distribution Agreement with Provident Distributors, Inc.(J)

f.          Inapplicable.

g.          Form of Custodian Agreement between Registrant and PFPC Trust
            Company.(J)

h(i).       Administrative Services Agreement.(J)

h(ii). Form of Sub-Administration and Accounting Services Agreement between Registrant and PFPC, Inc.(J)

h(iii)      Form of Revised Schedule A to Administrative Services Agreement.(L)

h(iv)       Form of Further Revised Schedule A to Administrative Services
            Agreement.(M)

i           Opinion and Consent of Ropes & Gray.*

j.          Consent of Independent Accountants.*

k.          Inapplicable.

l.          Letter of Understanding Relating to Initial Capital.(A,D)

m(i). Distribution Plan Pursuant to Rule 12b-1 dated September 30, 1997 (for Class A shares).(G)

m(ii).      Form of Revised Schedule A to Distribution Plan.(L)

m(iii).     Form of Revised Schedule A to Distribution Plan.(M)

n(i)-(xx).  Financial Data Schedules for Period ending December 31, 1998.(K)

o.          18f-3 Plan.(F)

p.(i) Code of Ethics of RS Investment Trust, RS Investment Management, L.P. and RS Investment Management, Inc.*

p.(ii)      Code of Ethics of Provident Distributors, Inc.*

p.(iii)     Code of Ethics of Eastbourne Capital Management, L.L.C.*

p.(iv)      Code of Ethics of Elijah Asset Management, L.L.C.*


q.          Power of Attorney.(J)

     Incorporated by a reference to like-numbered exhibits:

(A)         Previously filed as part of the Registration Statement filed August
            12, 1987.
(B) Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on May 1, 1991.
(C) Previously filed as part of the Post-Effective Amendment No. 6 to the Registration Statement on March 12, 1992.
(D) Previously filed as part of the Post-Effective Amendment No. 19 to the Registration Statement on July 5, 1994.
(E) Previously filed as part of the Post-Effective Amendment No. 21 to the Registration Statement on April 28, 1995.
(F) Previously filed as part of the Post-Effective Amendment No. 28 to the Registration Statement on March 24, 1997.
(G) Previously filed as part of the Post-Effective Amendment No. 30 to the Registration Statement on December 29, 1997.
(H) Previously filed as part of the Post-Effective Amendment No. 32 to the Registration Statement on March 12, 1998.

(I) Previously filed as part of the Post-Effective Amendment No. 33 to the Registration Statement on March 27, 1998.
(J) Previously filed as part of the Post-Effective Amendment No. 34 to the Registration Statement on March 4, 1999.
(K) Previously filed as part of the Post-Effective Amendment No. 35 to the Registration Statement on May 3, 1999.
(L) Previously filed as part of the Post-Effective Amendment No. 36 to the Registration Statement on October 8, 1999.
(M) Previously filed as part of the Post-Effective Amendment No. 37 to the Registration Statement on February 18, 2000.
(N) Previously filed as part of the Post-Effective Amendment No. 38 to the Registration Statement on March 22, 2000.

*  Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

ITEM 25.  INDEMNIFICATION.

Under the terms of Registrant's By-laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940 (the "1940 Act").

Insofar as indemnification for liabilities arising under the Securities Act is permitted to trustees and officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification by Registrant is against public policy as expressed in the Securities Act, and therefore may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against Registrant by any trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

RS Investment Management, L.P. (formerly Robertson, Stephens & Company Investment Management, L.P.) (RSIM, L.P.) is engaged in the provision of investment advisory and management services to mutual funds, private investment pools (including hedge funds), and private accounts.

Information about the managing directors of RSIM, L.P. is set forth in Parts A and B herein.

Paul H. Stephens, a managing director of RSIM, L.P., was previously a founding partner, managing director, and chief investment officer of Robertson, Stephens & Company LLC (now FleetBoston Robertson Stephens).

Information concerning Elijah Asset Management, L.L.C. and Eastbourne Capital Management, L.L.C. is included in Parts A and B herein.

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) Provident Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: Pacific Horizon Funds, Inc., Time Horizon Funds, World Horizon Funds, Inc., Pacific Innovations Trust, International Dollar Reserve Fund I, Ltd., Municipal Fund for Temporary Investment, Municipal Fund for New York Investors, Inc., Municipal Fund for California Investors, Inc., Temporary Investment Fund, Inc., Trust for Federal Securities, Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., WT Mutual Fund, Kalmar Pooled Investment Trust,

          The RBB Fund, Inc., RS Investment Trust, Hilliard-Lyons Government Fund, Inc., Hilliard-Lyons Growth Fund, Inc., The Rodney Square Fund, Inc., The Rodney Square Tax-Exempt Fund, Inc., The Rodney Square Strategic Equity Fund, Inc., The Rodney Square Strategic Fixed-Income Fund, Inc., The BlackRock Funds, Inc. (distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of Provident Distributors, Inc.), The OffitBank Investment Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of Provident Distributors, Inc.), The OffitBank Variable Insurance Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of Provident Distributors, Inc.) and CVO Greater China Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of Provident Distributors, Inc.).

(b) For information as to the business, profession, vocation or employment of a substantial nature of each of the Distributor, its officers and partners, reference is made to the Form BD filed by the Distributor (File No. 8-46564), which is incorporated by reference herein.

(c)       Inapplicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The records required by Section 31(a) and Rule 31a-1 through 3 under the 1940 Act will be maintained by Registrant at its offices, 388 Market Street, Suite 200, San Francisco, CA 94111 except that pursuant to Rule 31a-3 under the 1940 Act, the Transfer Agent (located at 1004 Baltimore, Kansas City, MO 64105) and Custodian (located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113) for Registrant, will maintain the records required by subparagraphs (b)(1) and (b)(2)(D) of Rule 31a-1.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

     The Registrant has made the following undertakings which are still applicable:

(a) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

(b) Registrant has undertaken to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders when available, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company of 1940, the Registrant, RS Investment Trust, has duly caused this Amendment to be signed on behalf of the undersigned, thereunto duly authorized, in the City and County of San Francisco and State of California, on the 26th of April, 2000.

                               RS INVESTMENT TRUST


                               By:     /s/ G. Randall Hecht
                                  ---------------------------------
                               President and Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below, on April 26, 2000, by the following persons in the capacities indicated.

SIGNATURE                                             CAPACITY
     /s/ G. Randall Hecht                           Principal Executive Officer
-------------------------------                     and Trustee
G. Randall Hecht

     /s/ Steven Cohen                               Treasurer
-------------------------------
Steven Cohen

LEONARD B. AUERBACH*                                Trustee
-------------------------------
Leonard B. Auerbach

JOHN W. GLYNN, JR.*                                 Trustee
-------------------------------
John W. Glynn, Jr.

JAMES K. PETERSON*                                  Trustee
-------------------------------
James K. Peterson

*By /s/ G. Randall Hecht
   -----------------------
  G. Randall Hecht, Attorney-in-Fact pursuant
   to the Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit No.       Exhibit Title

I.             Opinion and Consent of Ropes & Gray.

J.             Consent of Independent Accountants

P.(i) Code of Ethics of RS Investment Trust, RS Investment Management, L.P. and RS Investment Management, Inc.

P.(ii)         Code of Ethics of Provident Distributors, Inc.

P.(iii)        Code of Ethics of Eastbourne Capital Management, L.L.C.

P.(iv)         Code of Ethics of Elijah Asset Management, L.L.C.